[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $525,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC1

              [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 25, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                                   TERM SHEET
                                FEBRUARY 25, 2004

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC1

                           $525,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                       PRINCIPAL                                                           EXPECTED
                                        WAL (YRS)       WINDOW                                EXPECTED      STATED         RATINGS
               APPROX                   (CALL(4)/      (CALL(4)/        PAYMENT   INTEREST      FINAL        FINAL        (MOODY'S
   CLASS       SIZE ($)     COUPON      MATURITY)      MATURITY)         DELAY    ACCRUAL    MATURITY (4)  MATURITY (5)     /S&P)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1A   215,128,000                              Information not provided hereby                                     [Aaa/AAA]

CLASS A-1B    11,322,000  LIBOR + [ ]  5.53 / 6.14  46 - 80 / 46 - 145     0     Actual/360    11/2010        2/2035      [Aa1/AAA]
                            (1), (2)

CLASS A-2    206,675,000  LIBOR + [ ]  2.37 / 2.72   1 - 80 / 1 - 196      0     Actual/360    11/2010        2/2035      [Aaa/AAA]
                            (1), (2)

CLASS X (6)     Notional     2.00%         N/A             N/A            24       30/360        N/A          2/2035      [Aaa/AAA]

                                       4.68 / 5.22  41 - 80 / 41 - 158     0     Actual/360    11/2010        2/2035

CLASS M-1     34,125,000  LIBOR + [ ]  4.68 / 5.22  41 - 80 / 41 - 158     0     Actual/360    11/2010        2/2035       [Aa2/AA]
                            (1), (3)

CLASS M-2     27,563,000  LIBOR + [ ]  4.57 / 5.03  39 - 80 / 39 - 141     0     Actual/360    11/2010        2/2035        [A2/A]
                            (1), (3)

CLASS M-3      9,188,000  LIBOR + [ ]  4.52 / 4.89  38 - 80 / 38 - 118     0     Actual/360    11/2010        2/2035       [A3/A-]
                            (1), (3)

CLASS B-1     14,438,000  LIBOR + [ ]  4.50 / 4.69  37 - 80 / 37 - 107     0     Actual/360    11/2010        2/2035      [Baa2/BBB]
                            (1), (3)

CLASS B-2      6,561,000  LIBOR + [ ]  4.16 / 4.16  37 - 77 / 37 - 77      0     Actual/360    08/2010        2/2035     [Baa3/BBB-]
                            (1), (3)

TOTAL
OFFERED:     525,000,000

1)       Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B and Class A-2 Certificates will increase to 2x its margin on the following Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, and Class B-2 Certificates will increase to 1.5x its respective margins on the following Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call.

5)       Assumes latest maturity date of Mortgage Loans plus one year

6) The Class X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class X notional balance, which with respect to any of the first thirty Distribution Dates, will equal the lesser of (i) the amount specified on the Class X Notional Balance Schedule and (ii) the aggregate stated principal balance of the Mortgage Loans on such Distribution Date, and thereafter zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                        212-449-3659       scott_soltas@ml.com
Charles Sorrentino                  212-449-3659       charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                         212-449-0752       matthew_whalen@ml.com
Paul Park                           212-449-6380       paul_park@ml.com
Ted Bouloukos                       212-449-5029       ted_bouloukos@ml.com
Fred Hubert                         212-449-5071       fred_hubert@ml.com
Alan Chan                           212-449-8140       alan_chan@ml.com
Alice Chang                         212-449-1701       alice_chang@ml.com
Sonia Lee                           212-449-5067       sonia_lee@ml.com
Amanda DeZutter                     212-449-0425       amanda_dezutter@ml.com

ABS RESEARCH
Glenn Costello                      212-449-4457       glenn_costello@ml.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

TITLE OF OFFERED           Specialty Underwriting & Residential Finance
CERTIFICATES               ("SURF"), Mortgage Loan Asset-Backed Certificates,
                           Series 2004-BC1, consisting of:
                           Class A-1A and Class A-1B Certificates (collectively, the "Class A-1 Certificates")
                           Class A-2 Certificates (together, with the Class A-1
                           Certificates, the "Class A Certificates"),
                           Class X Certificates (together, with the Class A
                           Certificates, the "Senior Certificates"),
                           Class M-1, Class M-2 and Class M-3 Certificates
                           (collectively, the "Class M Certificates"),
                           Class B-1 and Class B-2 Certificates (collectively, the "Class B Certificates")


UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                           and Countrywide Securities Corporation

DEPOSITOR                  Merrill Lynch Mortgage Investors, Inc.

SELLER                     Merrill Lynch Mortgage Capital Inc.

SERVICER                   Litton Loan Servicing, LP

TRUSTEE                    J.P. Morgan Chase Bank

LOSS MITIGATION ADVISOR    The Murrayhill Company

CUT-OFF DATE               March 1, 2004

PRICING DATE               On or about February 27, 2004

CLOSING DATE               On or about March 30, 2004

DISTRIBUTION DATES         Distribution of principal and interest on the
                           certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April
                           2004.

ERISA CONSIDERATIONS       The offered certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT           The offered certificates will not constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

OPTIONAL TERMINATION       The Trustee will attempt to terminate the trust when
                           the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                           Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders.
                           Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations or by the Trustee in the performance of its obligations, including conducting the auction and (iii) certain other amounts specified in the prospectus supplement.

MORTGAGE LOANS             The mortgage pool will consist of fixed rate and
                           adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of the Cut-Off Date of approximately $525,000,000 originated under the SURF program and will be serviced by Litton Loan
                           Servicing, L.P.

TOTAL DEAL SIZE            Approximately $525,000,000

ADMINISTRATIVE FEES        The Servicer, Trustee and Loss Mitigation Advisor
                           will be paid fees aggregating approximately 51.50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS
                           1.       Excess interest

                           2.       Over-Collateralization

                           3.       Subordination

EXCESS INTEREST            Excess interest cashflow will be available as credit
                           enhancement.

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the
                           O/C amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage Loans.
                           The trust fund will apply some or all of the Excess
                           Interest as principal payments on the senior certificates (commencing with the distribution date in [October 2004]) until the O/C target is reached, resulting in a limited acceleration of principal of the certificates relative to the mortgage loans. Once the O/C target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the O/C target amount (i.e., 1.05% of the aggregate principal balance of the Mortgage Loans as of the Closing Date).

                           Initial: 0.00% of original balance

                           Target: 1.05% of original balance before stepdown, 2.10% of currrent balance after stepdown

                           Floor: 0.50% of original balance

SUBORDINATION:                 CLASSES       RATING (M/S)     SUBORDINATION (1)
                               -------       ------------     -----------------
(1) includes OC target         Class A         [Aaa/AAA]            18.55%
                              Class M-1         [Aa2AA]             12.05%
                              Class M-2         [A2/A]               6.80%
                              Class M-3         [A3/A-]              5.05%
                              Class B-1       [Baa2/BBB]             2.30%
                              Class B-2       [Baa3/BBB-]            1.05%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

CLASS SIZES:                   CLASSES       RATING (M/S)        CLASS SIZES
                               -------       ------------        -----------
                              Class A          [Aaa/AAA]            82.50%
                              Class M-1         [Aa2AA]              6.50%
                              Class M-2         [A2/A]               5.25%
                              Class M-3         [A3/A-]              1.75%
                              Class B-1       [Baa2/BBB]             2.75%
                              Class B-2       [Baa3/BBB-]            1.25%

INTEREST ACCRUAL           For the Offered Certificates (except the Class X
                           Certificates), interest will initially accrue from the Closing Date to (but excluding) the first
                           Distribution Date, and thereafter, from the prior
                           Distribution Date to (but excluding) the current
                           Distribution Date. For the Class X Certificates, interest will accrue during the calendar month prior to the current Distribution Date.

COUPON STEP UP             If the optional termination of the Certificates does
                           not occur on the first distribution date on which it can occur, (i) the margins on the Class A-1A, Class
                           A-1B and Class A-2 Certificates will increase to 2x their respective margins, and (ii) the margins on the Class M-1, Class M-2, Class M-3, Class B-1, and Class
                           B-2 Certificates will increase to 1.5x their respective margins, in both cases on the following
                           Distribution Dates.

AVAILABLE FUNDS CAP        The pass-through rates of the Class A-1A, Class A-1B,
                           Class A-2, Class M-1, Class M-2, Class M-3, Class
                           B-1, and Class B-2 Certificates on any Distribution
                           Date will be subject to the "Available Funds Cap" which is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date less interest due on the Class X Certificates on such Distribution Date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Such reimbursement will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACT               The trust fund will own a one-month LIBOR cap
                           contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution
                           Date shown in the table appearing on page 28.
                           Payments received on the cap contract will be available to pay interest to the holders of the Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Class M and Class
                           B Certificates have been written down to zero).

MAXIMUM RATE CAP           The pass-through rate of the Class A-1A, Class A-1B,
                           Class A-2, Class M-1, Class M-2, Class M-3, Class
                           B-1, and Class B-2 Certificates will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the product of (i) the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net Mortgage Rates on the fixed rate mortgage loans, less the pass-through rate on the Class X Certificates on such Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

SHORTFALL REIMBURSEMENT    If on any Distribution Date the pass-through rate is
                           limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) 9.00% per annum
                           (which is the rate shown under the heading, "1ML
                           Strike, Upper Collar" in the table entitled "One
                           Month LIBOR Cap Table" shown on page 28), and the aggregate of such shortfalls from previous
                           Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY          1.   Repayment of any unreimbursed Servicer advances.
<Preliminary and
Subject to Revision>       2.   Servicing Fees and Loss Mitigation Advisor Fees.

                           3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class A Certificates and the Class X Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, and then to the Class B-2 Certificates.

                           4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates and then monthly principal to the Class B-2 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                           6. Excess interest to pay subordinate principal shortfalls.

                           7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                           8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                           Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread (commencing with the Distribution Date in October 2004) to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

         1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and
                  (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

         2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and
                  (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

         "Group A Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

         "Group B Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

For the first 36 Distribution Dates, any principal distributions allocated to the Class A-1 Certificates will be distributed sequentially, first to the Class A-1A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Class Certificate Balance has been reduced to zero. Beginning on the 37th Distribution Date, principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates, or if the Certificate Principal Balance of the Class A-1A Certificates has been reduced to zero, solely to the Class A-1B Certificates. Notwithstanding the foregoing, at any time in the event that a Trigger Event is in effect, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Class Certificate Balance has been reduced to zero.

After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class remains outstanding) as the case may be. After the aggregate Certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, and Class B-2 Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, and sixth to the Class B-2 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

                        CLASS A                37.10%
                       CLASS M-1               24.10%
                       CLASS M-2               13.60%
                       CLASS M-3               10.10%
                       CLASS B-1                4.60%
                       CLASS B-2                2.10%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the April 2007 Distribution Date;
         and

ii) The Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS      The first Distribution Date on which the Senior
PRINCIPAL              Enhancement Percentage (i.e., the sum of the outstanding
DISTRIBUTION DATE      principal balance of the subordinate Certificates and the
                       O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including
                       O/C), which is equal to two times the initial AAA subordination percentage.

                       SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                       37.10%

                       or

                       (17.50%+1.05%)*2

STEP DOWN LOSS         The situation that exists with respect to any
TRIGGER EVENT          Distribution Date after the Stepdown Date, if (a) the
<Preliminary and       quotient of (1) the aggregate Stated Principal Balance of
Subject to Revision>   all Mortgage Loans 60 or more days delinquent, measured
                       on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated
                       Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [TBD%] and (ii) the Required Percentage or
                       (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

                       DISTRIBUTION DATE OCCURRING   LOSS PERCENTAGE

                       April 2007 - March 2008       [TBD%] with respect to
                                                     April 2007, plus an
                                                     additional 1/12th of [TBD%]
                                                     for each month thereafter

                       April 2008 - March 2009       [TBD%] with respect to
                                                     April 2008, plus an
                                                     additional 1/12th of [TBD%]
                                                     for each month thereafter

                       April 2009 - March 2010       [TBD%] with respect to
                                                     April 2009, plus an
                                                     additional 1/12th of [TBD%]
                                                     for each month thereafter

                       April 2010 and thereafter     [TBD%]

                                           (PRELIMINARY AND SUBJECT TO REVISION)

CLASS X NOTIONAL       The Class X Notional Balance Schedule will be as set out
BALANCE SCHEDULE       herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

PROSPECTUS             The Certificates will be offered pursuant to a Prospectus
                       which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                       Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES   The following tables describe the mortgage loans and the
                       related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                    TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

Aggregate Outstanding Principal Balance                          $530,614,219
Aggregate Original Principal Balance                             $531,329,106
Number of Mortgage Loans                                                3,394

                                        MINIMUM           MAXIMUM            AVERAGE (1)
                                        -------           --------           -----------
Original Principal Balance              $13,400           $582,250            $156,550
Outstanding Principal Balance           $13,288           $582,250            $156,339

                                        MINIMUM           MAXIMUM         WEIGHTED AVERAGE (2)
                                        -------           -------         --------------------
Original Term (mos)                        120               360                   352
Stated Remaining Term (mos)                115               359                   348
Loan Age (mos)                               1                 8                     3
Current Interest Rate                    4.625%           13.250%                7.291%
Initial Interest Rate Cap(4)             1.000%            6.000%                2.977%
Periodic Rate Cap(4)                     1.000%            1.500%                1.134%
Gross Margin(4)                          2.000%           10.980%                6.630%
Maximum Mortgage Rate(4)                10.625%           18.900%               13.485%
Minimum Mortgage Rate(4)                 2.000%           11.900%                7.002%
Months to Roll(4)                            4                58                    23
Original Loan-to-Value                   19.80%           100.00%                81.55%
Credit Score(3)                            500               803                   624

                                        EARLIEST                LATEST
                                        --------                ------
Maturity Dates                          10/01/13               02/01/34

LIEN POSITION                                             PERCENT OF MORTGAGE POOL
-------------                                             ------------------------
1st                                                                97.84%
2nd                                                                 2.16

OCCUPANCY                                                 PERCENT OF MORTGAGE POOL
---------                                                 ------------------------
Primary                                                            95.47%
Second home                                                         0.69
Investment                                                          3.83

LOAN TYPE                                                 PERCENT OF MORTGAGE POOL
---------                                                 ------------------------
FRM                                                                27.49%
ARM                                                                72.51

AMORTIZATION TYPE                                         PERCENT OF MORTGAGE POOL
-----------------                                         ------------------------
Non Interest-Only                                                  93.39%
Interest-Only                                                       6.61

YEAR OF ORIGINATION                                       PERCENT OF MORTGAGE POOL
-------------------                                       ------------------------
2003                                                                99.70%
2004                                                                 0.30

LOAN PURPOSE                                              PERCENT OF MORTGAGE POOL
------------                                              ------------------------
Purchase                                                            29.52%
Rate/Term Refinance                                                  7.91
Cashout Refinance                                                   62.57

PROPERTY TYPE                                             PERCENT OF MORTGAGE POOL
-------------                                             ------------------------
Single Family                                                       79.94%
Rowhouse                                                             0.09
Townhouse                                                            0.41

Condominium                                                          4.93
Two-to Four-Family                                                   3.38
Planned Unit Development                                            11.14
Manufactured Housing                                                 0.10

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                    TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

RANGE OF MORTGAGE RATES

                                                                             WEIGHTED  WEIGHTED
                            NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF    AVERAGE    AVERAGE   AVERAGE     ORIGINAL       FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL  COUPON      FICO     BALANCE        LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
6.500% or less                 623           $126,863,296         23.91%      6.185%      651     $203,633      78.70%      56.53%
6.501% to 7.000%               706            135,330,449         25.50       6.844       628      191,686      80.69       53.39
7.001% to 7.500%               566             91,861,590         17.31       7.319       616      162,300      81.88       54.97
7.501% to 8.000%               606             90,802,030         17.11       7.809       605      149,838      82.98       53.42
8.001% to 8.500%               269             32,788,990          6.18       8.309       599      121,892      82.06       62.21
8.501% to 9.000%               222             25,829,115          4.87       8.776       597      116,347      84.89       64.28
9.001% to 9.500%               106             10,292,031          1.94       9.315       603       97,095      86.66       66.09
9.501% to 10.000%               84              6,098,645          1.15       9.797       593       72,603      84.53       61.95
10.001% to 10.500%              30              2,343,718          0.44      10.266       600       78,124      83.11       23.79
10.501% to 11.000%              69              3,445,738          0.65      10.792       664       49,938      97.96       17.17
11.001% to 11.500%              13                584,299          0.11      11.277       629       44,946      96.73       71.61
11.501% to 12.000%              45              2,268,843          0.43      11.946       659       50,419      97.26       16.51
12.001% to 12.500%              23                909,587          0.17      12.399       680       39,547      99.64        4.95
12.501% to 13.000%              31              1,172,510          0.22      12.864       666       37,823     100.00        5.05
13.001% to 13.500%               1                 23,380          0.00      13.250       703       23,380     100.00        0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,394           $530,614,219        100.00%      7.291%      624     $156,339      81.55%      55.14%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 13.250% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.291% per annum.

RANGE OF REMAINING MONTHS TO STATED MATURITY

     RANGE OF                                                            WEIGHTED  WEIGHTED
 REMAINING MONTHS      NUMBER OF     AGGREGATE PRINCIPAL   PERCENT OF    AVERAGE    AVERAGE     AVERAGE     ORIGINAL      FULL
TO STATED MATURITY  MORTGAGE LOANS   BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO       BALANCE       LTV         DOC
-------------------------------------------------------------------------------------------------------------------------------
109 to 120                   7          $    495,665          0.09%       7.361%      661      $ 70,809      77.76%     100.00%
169 to 180                 283            18,247,664          3.44        9.058       647        64,479      86.37       47.60
229 to 240                  87             7,183,101          1.35        8.808       624        82,564      84.54       53.28
289 to 300                   4               435,425          0.08        7.841       585       108,856      72.74      100.00
349 to 360                3013           504,252,365         95.03        7.205       623       167,359      81.34       55.36
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,394          $530,614,219        100.00%       7.291%      624      $156,339      81.55%      55.14%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 348 months.

RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                   WEIGHTED  WEIGHTED
RANGE OF ORIGINAL MORTGAGE      NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF    AVERAGE   AVERAGE   AVERAGE     ORIGINAL    FULL
 LOAN PRINCIPAL BALANCES     MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL  COUPON     FICO     BALANCE       LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                   220             $  8,171,772           1.54%     10.159%     640     $ 37,144      88.76%   47.59%
$50,001 to $100,000               769               58,489,768          11.02       8.226      623       76,060      82.07    63.21
$100,001 to $150,000              927              114,696,610          21.62       7.441      618      123,729      80.83    60.19
$150,001 to $200,000              625              108,556,617          20.46       7.158      622      173,691      81.17    57.27
$200,001 to $250,000              362               81,059,979          15.28       7.027      624      223,923      80.58    47.98
$250,001 to $300,000              228               62,288,728          11.74       6.954      628      273,196      81.34    43.70
$300,001 to $350,000              118               38,071,297           7.17       6.936      631      322,638      82.56    48.39
$350,001 to $400,000               83               31,149,501           5.87       6.955      638      375,295      83.61    48.17
$400,001 to $450,000               36               15,312,631           2.89       6.853      617      425,351      83.50    72.14
$450,001 to $500,000               20                9,619,049           1.81       6.678      633      480,952      81.61    75.48
$500,001 to $550,000                5                2,616,017           0.49       6.635      584      523,203      78.39    80.38
$550,001 to $600,000                1                  582,250           0.11       6.500      621      582,250      85.00   100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          3,394             $530,614,219         100.00%      7.291%     624     $156,339      81.55%   55.14%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,288 to approximately $582,250 and the average outstanding principal balance of the Mortgage Loans was approximately $156,339

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                    TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

PRODUCT TYPES

                                                                                    WEIGHTED  WEIGHTED
                                  NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF    AVERAGE   AVERAGE   AVERAGE  ORIGINAL    FULL
PRODUCT TYPES                   MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE    LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Balloon Loans                 196         $  9,561,607            1.80%      10.561%     668    $ 48,784   99.25%    38.07%
10 to 14 Year Fixed Loans               7              495,665            0.09        7.361      661      70,809   77.76    100.00
15 to 19 Year Fixed Loans              87            8,686,057            1.64        7.404      625      99,840   72.19     58.08
20 to 24 Year Fixed Loans              87            7,183,101            1.35        8.808      624      82,564   84.54     53.28
25 to 29 Year Fixed Loans               4              435,425            0.08        7.841      585     108,856   72.74    100.00
30 Year Fixed Loans                   758          119,512,958           22.52        7.345      631     157,669   79.74     64.08
Six-Month LIBOR Loans and 1/29
  LIBOR Loans                           3              378,834            0.07        7.551      622     126,278   84.40     51.08
2/28 LIBOR ARM                      1,914          320,159,409           60.34        7.198      621     167,272   82.08     51.96
3/27 LIBOR ARM                        329           61,824,776           11.65        7.004      613     187,917   80.67     55.59
5/25 LIBOR ARM                          9            2,376,389            0.45        6.234      689     264,043   79.65     69.95
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,394         $530,614,219          100.00%       7.291%     624    $156,339   81.55%    55.14%
----------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                             WEIGHTED  WEIGHTED
  STATE DISTRIBUTIONS       NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF    AVERAGE    AVERAGE   AVERAGE     ORIGINAL     FULL
OF MORTGAGED PROPERTIES  MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL  COUPON      FICO     BALANCE       LTV        DOC
--------------------------------------------------------------------------------------------------------------------------------
Alabama                         45          $  4,035,418           0.76%     8.115%      616     $ 89,676      84.97%     81.16%
Arizona                         69             9,564,570           1.80      7.218       639      138,617      84.02      49.95
Arkansas                        24             2,459,587           0.46      7.846       624      102,483      88.54      65.67
California                     972           197,040,956          37.13      6.867       632      202,717      80.21      48.55
Colorado                        85            13,175,756           2.48      6.996       650      155,009      82.80      39.78
Connecticut                     56             8,575,814           1.62      7.665       612      153,140      82.70      55.37
Delaware                         9             1,677,776           0.32      8.138       614      186,420      83.35      68.26
District of Columbia             2               381,402           0.07      7.287       594      190,701      69.09      35.66
Florida                        238            32,337,199           6.09      7.590       615      135,871      81.49      52.09
Georgia                        102            12,853,076           2.42      7.865       619      126,011      81.70      71.68
Hawaii                           1               480,000           0.09      7.250       657      480,000      80.00       0.00
Idaho                            2               289,890           0.05      8.936       613      144,945      92.05      46.57
Illinois                       162            25,619,657           4.83      7.420       619      158,146      80.58      57.44
Indiana                         68             8,325,938           1.57      7.720       614      122,440      86.93      74.14
Iowa                            14             1,208,934           0.23      7.573       632       86,352      83.11      70.62
Kansas                          23             2,848,755           0.54      7.647       609      123,859      83.59      56.85
Kentucky                        33             3,849,651           0.73      7.568       616      116,656      84.20      66.42
Louisiana                       41             3,025,780           0.57      8.784       598       73,800      80.93      69.35
Maine                            7             1,030,794           0.19      7.395       628      147,256      85.31      38.29
Maryland                       121            21,276,297           4.01      7.522       595      175,837      82.62      79.76
Massachusetts                  101            19,594,757           3.69      7.368       610      194,007      77.56      53.07
Michigan                       100            12,059,797           2.27      7.670       618      120,598      83.55      53.17
Minnesota                       66             9,979,363           1.88      7.266       633      151,202      81.55      47.49
Mississippi                     26             2,468,466           0.47      8.128       609       94,941      84.36      47.18
Missouri                        58             6,558,062           1.24      7.694       609      113,070      84.47      63.79
Nebraska                        15             1,783,655           0.34      8.152       609      118,910      87.07      53.12
Nevada                          69             9,981,885           1.88      7.291       648      144,665      82.95      50.01
New Hampshire                   26             3,341,854           0.63      7.574       630      128,533      80.87      60.00
New Jersey                      22             4,815,428           0.91      7.422       591      218,883      81.45      75.04
New Mexico                       2               620,417           0.12      8.857       604      310,209      90.00       0.00
New York                        40             8,022,891           1.51      7.235       611      200,572      77.62      54.96
North Carolina                  48             5,926,554           1.12      8.077       616      123,470      84.69      62.34
Ohio                           119            13,533,328           2.55      7.594       612      113,725      83.05      70.64
Oklahoma                         5               318,240           0.06      7.378       659       63,648      87.46      72.32
Oregon                          44             5,956,420           1.12      7.263       649      135,373      83.98      44.72
Pennsylvania                    77            10,260,905           1.93      7.611       610      133,259      86.10      71.81
Rhode Island                    34             5,303,731           1.00      7.331       598      155,992      74.40      61.42
South Carolina                  37             3,531,497           0.67      8.206       610       95,446      83.48      64.08
South Dakota                     2                97,769           0.02      7.659       616       48,884      77.03      40.06
Tennessee                       50             5,508,253           1.04      7.877       630      110,165      85.04      61.73
Texas                          130            15,957,986           3.01      7.562       644      122,754      82.43      36.93
Utah                            23             3,001,264           0.57      7.357       654      130,490      84.43      50.12
Virginia                       131            20,086,315           3.79      7.459       608      153,331      82.53      70.75
Washington                      45             6,695,876           1.26      7.318       635      148,797      83.89      55.24
West Virginia                   16             1,643,668           0.31      7.646       591      102,729      83.11      89.52
Wisconsin                       33             3,452,815           0.65      7.543       612      104,631      82.19      66.67
Wyoming                          1                55,775           0.01      6.000       696       55,775      80.00       0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       3,394          $530,614,219         100.00%     7.291%      624     $156,339      81.55%     55.14%
-------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.43% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS WEIGHTED WEIGHTED

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                    TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

RANGE OF ORIGINAL LOAN-TO-VALUE RATIONS

                                                                              WEIGHTED  WEIGHTED
 RANGE OF ORIGINAL       NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE   AVERAGE   AVERAGE     ORIGINAL      FULL
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   BALANCE OUTSTANDING  MORTGAGE POOL     COUPON    FICO     BALANCE       LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
50.00% or less               85             $  9,903,232         1.87%         7.495%     589     $116,509      41.83%     47.72%
50.01% to 55.00%             39                6,512,444         1.23          6.731      589      166,986      52.66      56.43
55.01% to 60.00%             56                7,777,252         1.47          7.058      597      138,880      57.74      63.83
60.01% to 65.00%             86               12,836,639         2.42          7.202      588      149,263      63.26      45.18
65.01% to 70.00%            162               23,521,547         4.43          7.113      597      145,195      68.58      59.40
70.01% to 75.00%            250               40,466,409         7.63          7.188      596      161,866      73.76      61.38
75.01% to 80.00%           1057              178,678,780        33.67          6.928      639      169,043      79.64      42.17
80.01% to 85.00%            486               84,465,712        15.92          7.280      602      173,798      84.36      65.66
85.01% to 90.00%            668              114,310,612        21.54          7.495      630      171,124      89.56      54.34
90.01% to 95.00%            179               27,726,643         5.23          7.643      631      154,897      94.73      92.34
95.01% to 100.00%           326               24,414,949         4.60          9.152      674       74,892      99.74      65.90
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    3,394             $530,614,219       100.00%         7.291%     624     $156,339      81.55%     55.14%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.80% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.16% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.78%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.86%.

LOAN PURPOSE

                                                                            WEIGHTED      WEIGHTED
                          NUMBER OF    AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE      AVERAGE    AVERAGE      ORIGINAL     FULL
LOAN PURPOSE           MORTGAGE LOANS  BALANCE OUTSTANDING   MORTGAGE POOL   COUPON         FICO     BALANCE        LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout        2,030          $331,985,620          62.57%       7.265%         608      $163,540      80.24%     63.09%
Purchase                   1,100           156,635,420          29.52        7.363          658       142,396      84.47      38.25
Refinance - Rate/Term        264            41,993,179           7.91        7.224          623       159,065      81.05      55.35
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,394          $530,614,219         100.00%       7.291%         624      $156,339      81.55%     55.14%
-----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                                                              WEIGHTED  WEIGHTED
                             NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF    AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
PROPERTY TYPE             MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON      FICO     BALANCE       LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
Single Family                 2,779          $424,175,664          79.94%      7.302%      622     $152,636      81.50%     54.25%
Rowhouse                          4               459,261           0.09       7.864       606      114,815      73.54      46.57
Townhouse                        15             2,201,680           0.41       7.494       633      146,779      84.33      43.35
Condominium                     173            26,163,075           4.93       7.121       643      151,232      83.03      56.87
Two-to Four-Family               98            17,926,896           3.38       7.331       631      182,928      75.50      63.82
Manufactured Housing              7               553,682           0.10       7.719       651       79,097      80.95     100.00
Planned Unit Development        318            59,133,961          11.14       7.260       624      185,956      83.06      58.25
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,394          $530,614,219         100.00%      7.291%      624     $156,339      81.55%     55.14%
---------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                                                             WEIGHTED   WEIGHTED
                          NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF    AVERAGE     AVERAGE     AVERAGE    ORIGINAL     FULL
DOCUMENTATION          MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL   COUPON      FICO       BALANCE       LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation         1,917           $292,597,568           55.14%      7.263%       608      $152,633      82.35%    100.00%
Stated Documentation        1443            230,934,773           43.52       7.336        643       160,038      80.53       0.00
Lite Documentation            34              7,081,878            1.33       6.972        627       208,291      81.74       0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     3,394           $530,614,219          100.00%      7.291%       624      $156,339      81.55%     55.14%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

OCCUPANCY

                                                                                    WEIGHTED  WEIGHTED
                                   NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
OCCUPANCY                       MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV     DOC
---------------------------------------------------------------------------------------------------------------------------------
Primary                              3,195      $       506,594,166       95.47%     7.270%      622    $158,558   81.65%   55.03%
Investment                             176               20,347,280        3.83      7.642       664     115,610   78.71    64.23
Second Home                             23                3,672,773        0.69      8.250       641     159,686   83.07    20.45
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,394      $       530,614,219      100.00%     7.291%      624    $156,339   81.55%   55.14%
---------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupnacy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE

                                                                                    WEIGHTED  WEIGHTED
MORTGAGE LOAN AGE                  NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
    SUMMARY                     MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV     DOC
---------------------------------------------------------------------------------------------------------------------------------
1                                       45      $         5,641,540        1.06%     7.411%      605    $125,368  81.24%    69.11%
2                                      779              116,794,826       22.01      7.443       623     149,929   81.84    56.37
3                                      907              140,663,511       26.51      7.299       623     155,087   81.24    51.89
4                                    1,122              182,237,549       34.34      7.238       626     162,422   81.53    52.74
5                                      444               69,947,028       13.18      7.237       620     157,538   82.18    62.46
6                                       85               13,526,289        2.55      6.916       635     159,133   79.59    67.24
7                                        9                1,345,835        0.25      6.492       626     149,537   81.94    73.89
8                                        3                  457,642        0.09      6.899       663     152,547   73.86     0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,394      $       530,614,219      100.00%     7.291%      624    $156,339   81.55%   55.14%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

PREPAYMENT PENALTY TERM

                                                                                    WEIGHTED  WEIGHTED
                                   NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
PREPAYMENT PENALTY TERM         MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV     DOC
---------------------------------------------------------------------------------------------------------------------------------
None                                   297      $        40,926,255       7.71%     7.841%    621       $137,799   80.87%   57.80%
6 Months                                 3                  442,840       0.08      6.942     629        147,613   87.64     0.00
12 Months                              152               26,476,821       4.99      7.452     622        174,190   79.96    48.55
13 Months                                9                1,569,798       0.30      7.382     662        174,422   82.01    21.51
24 Months                            1,701              272,685,303      51.39      7.219     624        160,309   82.89    50.92
30 Months                                2                  314,693       0.06      8.746     665        157,346   89.31    13.87
36 Months                              982              155,125,584      29.24      7.207     625        157,969   79.96    61.78
48 Months                                6                  937,693       0.18      6.495     651        156,282   81.91    00.00
60 Months                              242               32,135,232       6.06      7.477     615        132,790   79.84    62.49
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,394      $       530,614,219     100.00%     7.291%    624       $156,339   81.55%   55.14%
----------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 30 months.

RANGE OF CREDIT SCORES

                                                                                    WEIGHTED  WEIGHTED
                                   NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
RANGE OF CREDIT SCORES          MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV     DOC
---------------------------------------------------------------------------------------------------------------------------------
Not Available                            2      $           211,877       0.04%      8.742%        0    $105,939   62.57%   30.66%
500 to 500                               1                  169,778        0.03      8.150       500     169,778   80.00     0.00
501 to 525                              42                5,836,909        1.10      7.965       519     138,974   70.23    85.49
526 to 550                             308               47,099,110        8.88      7.621       539     152,919   74.66    85.43
551 to 575                             408               61,084,612       11.51      7.547       563     149,717   77.56    74.81
576 to 600                             484               76,262,169       14.37      7.447       588     157,566   81.17    61.46
601 to 625                             523               87,281,930       16.45      7.331       614     166,887   83.10    59.21
626 to 650                             571               88,877,736       16.75      7.244       638     155,653   83.88    50.02
651 to 675                             436               69,968,936       13.19      7.148       663     160,479   83.87    36.64
676 to 700                             302               46,255,440        8.72      7.004       687     153,164   83.04    33.11
701 to 725                             154               22,969,146        4.33      6.824       713     149,150   83.64    32.52
726 to 750                              95               15,264,651        2.88      6.780       736     160,681   83.83    38.45
751 to 775                              48                6,539,751        1.23      6.778       762     136,245   83.12    45.74
776 to 800                              19                2,609,674        0.49      6.693       786     137,351   80.38    43.86
801 to 803                               1                  182,500        0.03      5.990       803     182,500  100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,394      $       530,614,219     100.00%      7.291%      624    $156,339   81.55%   55.14%
---------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 624.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

CREDIT GRADE

                                                                                    WEIGHTED  WEIGHTED
                                   NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
CREDIT GRADE                    MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV     DOC
---------------------------------------------------------------------------------------------------------------------------------
A+                                   1,616      $       254,611,762       47.98%     7.094%      669    $157,557   83.88%   40.56%
A                                      483               78,186,049       14.74      7.383       612     161,876   83.90    55.16
A-                                     624               97,004,944       18.28      7.372       587     155,457   79.75    66.13
B                                      409               61,890,926       11.66       7.61       563     151,323   78.06    77.23
C                                      171               24,806,348        4.68      7.538       538     145,066   72.33    88.54
C-                                      91               14,114,190        2.66      7.933       544     155,101   70.38    87.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               3,394      $       530,614,219      100.00%     7.291%      624    $156,339   81.55%   55.14%
---------------------------------------------------------------------------------------------------------------------------------

RANGE OF MARGIN

                                                                                    WEIGHTED  WEIGHTED
                                   NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
RANGE OF MARGIN                 MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
----------------------------------------------------------------------------------------------------------------------------------
1.501% to 2.000%                         2      $           359,614        0.09%     7.216%      639    $179,807   82.30%    53.95%
2.501% to 3.000%                         1                  170,849        0.04      6.625       603     170,849   90.00    100.00
3.001% to 3.500%                         5                1,226,694        0.32      4.988       698     245,339   79.29     77.20
3.501% to 4.000%                         2                  462,000        0.12      5.341       664     231,000   74.51     63.42
4.001% to 4.500%                        26                6,389,831        1.66      5.918       641     245,763   79.21     72.68
4.501% to 5.000%                        82               17,723,049        4.61      6.126       648     216,135   78.29     55.53
5.001% to 5.500%                       166               37,421,348        9.73      6.418       642     225,430   78.98     41.48
5.501% to 6.000%                       262               51,724,460       13.44      6.577       640     197,422   81.72     47.50
6.001% to 6.500%                       347               64,816,273       16.85      6.796       629     186,790   82.58     49.44
6.501% to 7.000%                       438               79,017,271       20.54      7.112       612     180,405   82.08     56.06
7.001% to 7.500%                       361               54,149,138       14.07      7.597       603     149,998   81.82     52.28
7.501% to 8.000%                       228               32,602,044        8.47      8.004       601     142,991   83.76     55.69
8.001% to 8.500%                       156               19,347,206        5.03      8.475       597     124,021   82.77     62.74
8.501% to 9.000%                        93               10,823,418        2.81      8.934       596     116,381   84.31     69.30
9.001% to 9.500%                        59                6,041,084        1.57      9.243       601     102,391   87.77     49.40
9.501% to 10.000%                       20                1,883,593        0.49      9.942       575      94,180   84.09     40.52
10.001% to 10.500%                       6                  505,064        0.13     10.349       531      84,177   54.12     21.27
10.501% to 11.000%                       1                   76,473        0.02     11.100       529      76,473   75.00    100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,255      $       384,739,407      100.00%     7.161%      620    $170,616   81.84%    52.65%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 10.980% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.630% per annum.

RANGE OF MAXIMUM MORTGAGE RATES

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
RANGE OF MAXIMUM MORTGAGE RATES  MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
13.000% or less                         703      $       145,201,891       37.74%     6.479%      628    $206,546   80.12%   59.27%
13.001% to 13.500%                      400               73,409,471       19.08      6.956       626     183,524   82.37    48.41
13.501% to 14.000%                      456               74,014,050       19.24      7.395       619     162,312   82.66    46.92
14.001% to 14.500%                      249               35,509,510        9.23      7.730       614     142,608   82.72    47.95
14.501% to 15.000%                      249               34,122,637        8.87      8.178       604     137,039   83.62    47.38
15.001% to 15.500%                      109               12,836,277        3.34      8.773       598     117,764   85.26    63.24
15.501% to 16.000%                       55                6,271,711        1.63      9.105       586     114,031   84.25    50.32
16.001% to 16.500%                       11                1,206,572        0.31      9.375       603     109,688   82.52    72.75
16.501% to 17.000%                       14                1,278,392        0.33      9.807       585      91,314   83.19    55.26
17.001% to 17.500%                        7                  804,503        0.21     10.273       562     114,929   79.75    19.04
17.501% to 18.000%                        1                   34,994        0.01     10.900       595      34,994   80.00   100.00
18.501% to 19.000%                        1                   49,400        0.01     11.900       576      49,400   65.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                2,255      $       384,739,407      100.00%     7.161%      620    $170,616   81.84%   52.65%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.625% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.485% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

NEXT ADJUSTMENT DATE

                                                                                    WEIGHTED  WEIGHTED
                                   NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
NEXT ADJUSTMENT DATE            MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
July 2004                                1      $           131,373        0.03%     6.500%      683    $131,373   80.00%     0.00%
December 2004                            1                   53,961        0.01      7.600       631      53,961   75.00      0.00
January 2005                             1                  193,500        0.05      8.250       579     193,500   90.00    100.00
July 2005                                1                   69,895        0.02      8.490       646      69,895   73.74      0.00
August 2005                              3                  592,210        0.15      6.317       612     197,403   84.06     40.66
September 2005                          35                5,931,429        1.54      6.751       643     169,469   82.16     57.15
October 2005                           240               40,863,800       10.62      7.106       614     170,266   82.58     55.61
November 2005                          614              107,042,994       27.82      7.093       622     174,337   82.01     49.68
December 2005                          476               79,268,292       20.60      7.221       624     166,530   82.43     50.66
January 2006                           512               82,178,159       21.36      7.384       621     160,504   81.60     53.56
February 2006                           33                4,212,630        1.09      7.422       605     127,655   81.70     62.69
September 2006                           4                  553,980        0.14      6.855       602     138,495   71.13     60.73
October 2006                            22                4,061,243        1.06      7.104       614     184,602   81.63     47.35
November 2006                          110               21,241,441        5.52      7.072       617     193,104   81.93     49.95
December 2006                          132               24,143,566        6.28      6.958       612     182,906   79.87     56.24
January 2007                            57               11,168,347        2.90      6.939       609     195,936   80.20     65.57
February 2007                            4                  656,200        0.17      7.069       591     164,050   79.46     90.86
October 2008                             2                  483,550        0.13      6.024       757     241,775   55.16    100.00
November 2008                            4                1,059,839        0.28      6.111       681     264,960   84.89     32.63
January 2009                             3                  833,000        0.22      6.511       660     277,667   87.19    100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,255      $       384,739,407      100.00%     7.161%      620    $170,616   81.84%    52.65%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                    GROUP B MORTGAGE LOANS AS OF CUT-OFF DATE

Aggregate Outstanding Principal Balance                                        $253,193,992
Aggregate Original Principal Balance                                           $253,543,382
Number of Mortgage Loans                                                              1,587


                                        MINIMUM       MAXIMUM          AVERAGE (1)
                                        -------       -------          -----------
Original Principal Balance              $13,400      $582,250            $159,763
Outstanding Principal Balance           $13,288      $582,250            $159,543

                                        MINIMUM       MAXIMUM      WEIGHTED AVERAGE (2)
                                        -------       -------      --------------------
Original Term (mos)                        120           360                351
Stated Remaining Term (mos)                115           359                347
Loan Age (mos)                               1             8                  3
Current Interest Rate                    5.000%       13.250%             7.273%
Initial Interest Rate Cap(4)             1.000%        6.000%             2.988%
Periodic Rate Cap(4)                     1.000%        1.500%             1.130%
Gross Margin(4)                          2.000%       10.980%             6.571%
Maximum Mortgage Rate(4)                11.000%       18.900%            13.414%
Minimum Mortgage Rate(4)                 2.000%       11.900%             6.931%
Months to Roll(4)                            9            58                 23
Original Loan-to-Value                   24.00%       100.00%             81.67%
Credit Score (3)                           504           803                624

                                          EARLIEST           LATEST
                                          --------           ------
Maturity Dates                            10/01/13          02/01/34

                            PERCENT OF
LIEN POSITION              MORTGAGE POOL
-------------              -------------
1st                             97.42%
2nd                              2.58

                          PERCENT OF
OCCUPANCY               MORTGAGE POOL
---------               -------------
Primary                     95.97%
Second home                  0.52
Investment                   3.51

                            PERCENT OF
LOAN TYPE                 MORTGAGE POOL
---------                 -------------
FRM                           31.53%
ARM                           68.47

                               PERCENT OF
AMORTIZATION TYPE            MORTGAGE POOL
-----------------            -------------
Non Interest-Only                93.08%
Interest-Only                     6.92

YEAR OF ORIGINATION              PERCENT OF MORTGAGE POOL
-------------------              ------------------------
2003                                      99.51%
2004                                       0.49

LOAN PURPOSE                  PERCENT OF MORTGAGE POOL
------------                  ------------------------
Purchase                               27.09%
Rate/Term Refinance                     7.64
Cashout Refinance                      65.28

PROPERTY TYPE                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
Single Family                           79.31%
Rowhouse                                 0.05
Townhouse                                0.51

Condominium                              5.21
Two- to Four-Family                      2.21
Planned Unit Development                 12.53
Manufactured Housing                      0.17

----------------------
(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                    GROUP B MORTGAGE LOANS AS OF CUT-OFF DATE

RANGE OF MORTGAGE RATES

                                                                                    WEIGHTED  WEIGHTED
                                   NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
RANGE OF MORTGAGE RATES         MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
----------------------------------------------------------------------------------------------------------------------------------
6.500% or less                         294      $        64,716,832       25.56%     6.196%      647    $220,125   79.22%   62.65%
6.501% to 7.000%                       314               66,756,774       26.37      6.844       628     212,601   81.13    55.85
7.001% to 7.500%                       262               42,106,190       16.63      7.317       618     160,711   81.42    54.96
7.501% to 8.000%                       266               38,539,797       15.22      7.807       604     144,886   83.66    54.95
8.001% to 8.500%                       126               14,841,761        5.86      8.310       604     117,792   80.54    56.57
8.501% to 9.000%                       115               12,857,443        5.08      8.763       597     111,804   85.39    65.08
9.001% to 9.500%                        56                4,286,879        1.69      9.313       597      76,551   86.52    80.95
9.501% to 10.000%                       47                3,134,141        1.24      9.821       580      66,684   80.07    70.52
10.001% to 10.500%                      15                1,041,699        0.41     10.284       612      69,447   84.44    24.80
10.501% to 11.000%                      33                1,860,993        0.74     10.788       660      56,394   98.05    25.20
11.001% to 11.500%                       5                  285,664        0.11     11.286       621      57,133   93.31    87.76
11.501% to 12.000%                      27                1,570,450        0.62     11.954       656      58,165   96.21    13.01
12.001% to 12.500%                      11                  530,785        0.21     12.426       675      48,253  100.00     3.46
12.501% to 13.000%                      15                  641,204        0.25     12.840       661      42,747  100.00     3.61
13.001% to 13.500%                       1                   23,380        0.01     13.250       703      23,380  100.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,587      $       253,193,992      100.00%    7.273%       624    $159,543   81.67%   57.59%
---------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 13.250% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.273% per annum.

RANGE OF REMAINING MONTHS TO STATED MATURITY

    RANGE OF                                                                         WEIGHTED  WEIGHTED
 REMAINING MONTHS                  NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
TO STATED MATURITY              MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
109 to 120                               6      $           339,247        0.13%     7.181%      619    $ 56,541   67.51%   100.00%
169 to 180                             144                9,579,640        3.78      9.255       639      66,525   87.49     54.31
229 to 240                              55                4,654,793        1.84      8.934       615      84,633   85.23     52.58
289 to 300                               2                  150,811        0.06      7.663       592      75,405   67.75    100.00
349 to 360                            1380              238,469,501       94.18      7.161       623     172,804   81.39     57.73
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,587      $       253,193,992      100.00%     7.273%      624    $159,543   81.67%    57.59%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 347 months.

RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                     WEIGHTED  WEIGHTED
RANGE OF ORIGINAL MORTGAGE LOAN     NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
     PRINCIPAL BALANCES          MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                         122      $         4,823,371        1.91%     9.577%      617    $ 39,536   81.13%    60.49%
$50,001 to $100,000                     419               30,808,294       12.17      8.390       622      73,528   81.83     65.88
$100,001 to $150,000                    396               49,015,423       19.36      7.431       619     123,776   80.85     61.39
$150,001 to $200,000                    244               42,280,023       16.70      7.186       621     173,279   81.53     57.31
$200,001 to $250,000                    136               30,601,337       12.09      6.912       625     225,010   80.05     47.73
$250,001 to $300,000                     81               22,044,772        8.71      6.969       627     272,158   81.68     47.41
$300,001 to $350,000                     47               15,578,908        6.15      6.770       632     331,466   81.96     51.23
$350,001 to $400,000                     81               30,391,918       12.00      6.953       635     375,209   83.86     46.88
$400,001 to $450,000                     36               15,312,631        6.05      6.853       617     425,351   83.50     72.14
$450,001 to $500,000                     19                9,139,049        3.61      6.648       632     481,003   81.69     79.44
$500,001 to $550,000                      5                2,616,017        1.03      6.635       584     523,203   78.39     80.38
$550,001 to $600,000                      1                  582,250        0.23      6.500       621     582,250   85.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,587      $       253,193,992      100.00%     7.273%      624    $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,288 to approximately $582,250 and the average outstanding principal balance of the Mortgage Loans was approximately $159,543

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                    GROUP B MORTGAGE LOANS AS OF CUT-OFF DATE

PRODUCT TYPES

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL    FULL
PRODUCT TYPES                    MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
15 Year Balloon Loans                    96      $         5,514,383        2.18%    10.495%      662    $ 57,441   98.95%    43.16%
10 to 14 Year Fixed Loans                 6                  339,247        0.13      7.181       619      56,541   67.51    100.00
15 to 19 Year Fixed Loans                48                4,065,257        1.61      7.574       608      84,693   71.94     69.44
20 to 24 Year Fixed Loans                55                4,654,793        1.84      8.934       615      84,633   85.23     52.58
25 to 29 Year Fixed Loans                 2                  150,811        0.06      7.663       592      75,405   67.75    100.00
30 Year Fixed Loans                     409               65,112,455       25.72      7.311       630     159,199   79.62     66.12
Six-Month LIBOR Loans and 1/29
LIBOR Loans                               2                  247,461        0.10      8.108       590     123,730   86.73     78.19
2/28 LIBOR ARM                          834              144,304,670       56.99      7.155       621     173,027   82.17     53.54
3/27 LIBOR ARM                          130               27,483,986       10.85      6.874       615     211,415   81.33     59.36
5/25 LIBOR ARM                            5                1,320,928        0.52      6.210       689     264,186   84.49     64.68
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,587      $       253,193,992      100.00%     7.273%      624    $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                                     WEIGHTED  WEIGHTED
  STATE DISTRIBUTIONS               NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL    FULL
OF MORTGAGED PROPERTIES          MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                  27      $         2,242,123        0.89%     8.211%     617     $ 83,042   84.06%    84.06%
Arizona                                  32                4,687,006        1.85      7.277      638      146,469   85.92     59.08
Arkansas                                 12                1,141,058        0.45      8.074      616       95,088   88.62     76.64
California                              449               99,290,315       39.22      6.879      632      221,137   81.08     51.32
Colorado                                 38                6,088,711        2.40      6.975      659      160,229   84.57     39.99
Connecticut                              19                3,298,243        1.30      7.581      615      173,592   83.18     47.51
Delaware                                  5                  907,363        0.36      8.143      595      181,473   78.72     41.32
Florida                                 119               16,387,635        6.47      7.528      614      137,711   81.00     50.69
Georgia                                  47                5,142,374        2.03      7.883      619      109,412   82.42     78.66
Idaho                                     1                  135,000        0.05      9.150      590      135,000   94.41    100.00
Illinois                                 58                8,580,432        3.39      7.501      609      147,938   81.12     72.59
Indiana                                  34                4,400,526        1.74      7.884      598      129,427   85.49     74.78
Iowa                                      6                  590,455        0.23      7.038      650       98,409   82.42     78.24
Kansas                                    6                  780,250        0.31      7.306      603      130,042   85.08     55.09
Kentucky                                 14                1,625,110        0.64      7.394      632      116,079   82.96     52.29
Louisiana                                26                1,754,911        0.69      8.968      601       67,497   82.63     61.79
Maine                                     2                  390,408        0.15      7.244      590      195,204   83.34     33.40
Maryland                                 69               13,249,779        5.23      7.527      605      192,026   83.38     74.16
Massachusetts                            45                8,372,208        3.31      7.224      608      186,049   76.86     61.59
Michigan                                 55                6,553,355        2.59      7.638      620      119,152   83.95     50.60
Minnesota                                26                4,253,770        1.68      7.198      626      163,607   81.72     49.07
Mississippi                              16                1,399,165        0.55      8.222      612       87,448   81.86     47.05
Missouri                                 22                1,821,490        0.72      8.044      606       82,795   82.54     63.19
Nebraska                                  5                  507,148        0.20      7.883      596      101,430   81.19     43.88
Nevada                                   31                4,523,769        1.79      7.268      659      145,928   80.42     41.05
New Hampshire                            10                  998,813        0.39      7.352      642       99,881   78.18     62.64
New Jersey                               13                3,303,243        1.30      7.081      589      254,096   81.55     78.94
New York                                 12                2,695,840        1.06      7.128      631      224,653   82.45     69.68
North Carolina                           25                3,119,222        1.23      8.035      610      124,769   83.43     62.69
Ohio                                     75                8,107,845        3.20      7.679      610      108,105   82.25     76.38
Oklahoma                                  4                  178,800        0.07      8.804      583       44,700   77.69     50.74
Oregon                                   18                2,462,141        0.97      7.280      660      136,786   83.69     36.89
Pennsylvania                             41                5,140,483        2.03      7.527      607      125,378   83.37     82.77
Rhode Island                             10                1,507,113        0.60      7.240      598      150,711   70.60     43.49
South Carolina                           16                1,554,261        0.61      8.177      621       97,141   80.47     67.42
South Dakota                              1                   39,169        0.02      7.150      576       39,169   72.59    100.00
Tennessee                                17                1,633,840        0.65      7.814      620       96,108   83.63     45.84
Texas                                    56                6,237,234        2.46      7.766      637      111,379   78.12     39.34
Utah                                     13                1,775,404        0.70      7.043      661      136,570   84.30     69.96
Virginia                                 65               10,522,839        4.16      7.438      614      161,890   82.01     67.60
Washington                               24                3,459,122        1.37      7.243      642      144,130   83.40     64.75
West Virginia                             8                  811,624        0.32      7.552      597      101,453   82.40     90.07
Wisconsin                                14                1,468,618        0.58      7.140      613      104,901   81.12     63.44
Wyoming                                   1                   55,775        0.02      6.000      696       55,775   80.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,587      $       253,193,992      100.00%     7.273%     624     $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.76% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                    GROUP B MORTGAGE LOANS AS OF CUT-OFF DATE

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                     WEIGHTED  WEIGHTED
RANGE OF ORIGINAL LOAN-TO-VALUE     NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL    FULL
            RATIOS               MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                           50      $         5,216,999        2.06%     7.675%     580     $104,340   42.50%    55.15%
50.01% to 55.00%                         22                3,331,055        1.32      6.735      603      151,412   52.54    54.16
55.01% to 60.00%                         28                3,536,679        1.40      6.917      589      126,310   57.30    65.95
60.01% to 65.00%                         38                5,604,024        2.21      7.028      588      147,474   62.96    52.63
65.01% to 70.00%                         80               10,729,199        4.24      7.195      595      134,115   68.46    62.56
70.01% to 75.00%                        114               18,669,858        7.37      7.206      600      163,771   73.65    57.58
75.01% to 80.00%                        479               81,930,380       32.36      6.927      635      171,045   79.58    46.02
80.01% to 85.00%                        234               43,189,194       17.06      7.199      606      184,569   84.38    65.45
85.01% to 90.00%                        303               54,169,935       21.39      7.391      633      178,779   89.57    57.96
90.01% to 95.00%                         87               14,704,954        5.81      7.559      629      169,022   94.71    93.82
95.01% to 100.00%                       152               12,111,716        4.78      9.367      674       79,682   99.67    59.60
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,587      $       253,193,992      100.00%     7.273%     624     $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 24.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.58% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.78%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL    FULL
LOAN PURPOSE                     MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                     988      $       165,276,464       65.28%    7.222%       610    $167,284   80.40%    64.82%
Purchase                                482               68,583,423       27.09     7.396        658     142,289   84.90     39.80
Refinance - Rate/Term                   117               19,334,104        7.64     7.271        618     165,249   81.03     58.83
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,587      $       253,193,992      100.00%    7.273%       624    $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
PROPERTY TYPE                    MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
Single Family                         1,303      $       200,819,223       79.31%     7.287%      624    $154,121   81.41%    55.47%
Rowhouse                                  2                  137,859        0.05      7.959       576      68,930   77.61    100.00
Townhouse                                 8                1,295,826        0.51      7.442       597     161,978   81.62     48.38
Condominium                              83               13,191,901        5.21      7.157       637     158,939   83.72     63.67
Two- to Four-Family                      32                5,596,335        2.21      7.156       613     174,885   75.11     64.08
Manufactured Housing                      6                  439,476        0.17      7.909       648      73,246   78.59    100.00
Planned Unit Development                153               31,713,372       12.53      7.231       622     207,277   83.68     66.96
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,587      $       253,193,992      100.00%     7.273%      624    $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
DOCUMENTATION                    MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                      939      $       145,811,753       57.59%     7.215%      611    $155,284   82.35%   100.00%
Stated Documentation                    636              103,818,714       41.00      7.369       641     163,237   80.66      0.00
Lite Documentation                       12                3,563,525        1.41      6.857       640     296,960   83.32      0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,587      $       253,193,992      100.00%     7.273%      624    $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                    GROUP B MORTGAGE LOANS AS OF CUT-OFF DATE

OCCUPANCY

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
OCCUPANCY                        MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
Primary                               1,487      $       243,001,501       95.97%     7.251%      622    $163,417   81.68%    57.43%
Investment                               90                8,887,650        3.51      7.759       667      98,752   81.82     67.33
Second Home                              10                1,304,841        0.52      8.039       637     130,484   79.03     20.08
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,587      $       253,193,992      100.00%     7.273%      624    $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE

                                                                                     WEIGHTED  WEIGHTED
MORTGAGE LOAN AGE                   NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
    SUMMARY                      MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
1                                        19      $         2,079,060        0.82%    7.580%       615    $109,424   81.25%    63.60%
2                                       358               54,832,593       21.66     7.366        626     153,164   82.28     61.25
3                                       422               65,224,353       25.76     7.321        623     154,560   81.36     52.54
4                                       537               90,118,548       35.59     7.244        624     167,819   81.88     55.64
5                                       208               33,196,058       13.11     7.197        622     159,596   81.63     64.57
6                                        37                6,763,917        2.67     6.823        625     182,809   77.05     68.67
7                                         4                  758,908        0.30     6.160        636     189,727   83.13     53.69
8                                         2                  220,555        0.09     7.985        636     110,277   78.02      0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,587      $       253,193,992      100.00%    7.273%       624    $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

PREPAYMENT PENALTY TERM

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
PREPAYMENT PENALTY TERM          MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
None                                    127      $        17,562,915        6.94%     7.859%      624    $138,291   81.77%    68.40%
6 Months                                  2                  350,419        0.14      6.967       619     175,209   87.52      0.00
12 Months                                60               11,852,668        4.68      7.312       625     197,544   80.81     45.88
13 Months                                 2                  153,311        0.06     10.740       690      76,655  100.00      0.00
24 Months                               732              121,625,217       48.04      7.197       624     166,155   83.00     51.78
30 Months                                 1                   43,655        0.02      8.625       556      43,655   85.00    100.00
36 Months                               415               68,532,882       27.07      7.159       627     165,139   80.22     64.66
48 Months                                 6                  937,693        0.37      6.495       651     156,282   81.91    100.00
60 Months                               242               32,135,232       12.69      7.477       615     132,790   79.84     62.49
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,587      $       253,193,992      100.00%     7.273%      624    $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 32 months.

RANGE OF CREDIT SCORES

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
RANGE OF CREDIT SCORES           MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
Not Available                             1      $            64,955        0.03%     7.875%        0    $ 64,955   45.77%   100.00%
504 to 525                               17                2,231,487        0.88      7.946       518     131,264   66.34     67.64
526 to 550                              148               21,393,814        8.45      7.699       539     144,553   74.24     90.12
551 to 575                              203               30,725,780       12.14      7.527       564     151,359   77.09     72.77
576 to 600                              225               34,682,647       13.70      7.357       587     154,145   81.26     64.87
601 to 625                              252               44,302,001       17.50      7.289       614     175,802   83.81     59.51
626 to 650                              264               41,420,888       16.36      7.255       637     156,897   83.85     50.95
651 to 675                              203               35,290,681       13.94      7.073       663     173,846   83.77     44.92
676 to 700                              131               21,261,098        8.40      6.998       686     162,298   82.68     36.41
701 to 725                               74               11,173,938        4.41      6.879       713     150,999   83.91     34.10
726 to 750                               35                5,751,013        2.27      6.917       736     164,315   86.05     42.44
751 to 775                               25                3,570,600        1.41      6.974       759     142,824   86.20     51.06
776 to 800                                8                1,142,589        0.45      6.667       786     142,824   81.50     68.39
801 to 803                                1                  182,500        0.07      5.990       803     182,500  100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                1,587      $       253,193,992      100.00%     7.273%      624    $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 504 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 624.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                   GROUP B MORTGAGE LOANS AS OF CUT-OFF DATE

CREDIT GRADE

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
CREDIT GRADE                     MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
A+                                      766      $       125,368,381       49.51%     7.099%      667    $163,666   84.00%    44.24%
A                                       206               36,289,188       14.33      7.257       612     176,161   84.10     58.00
A-                                      295               45,912,888       18.13      7.369       586     155,637   79.69     69.29
B                                       201               29,458,824       11.63      7.626       560     146,561   77.66     76.59
C                                        77               10,394,630        4.11      7.551       538     134,995   72.06     91.22
C-                                       42                5,770,080        2.28      8.082       548     137,383   69.26     94.35
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,587      $       253,193,992      100.00%     7.273%      624    $159,543   81.67%    57.59%
-----------------------------------------------------------------------------------------------------------------------------------

RANGE OF MARGIN

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
RANGE OF MARGIN                  MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
1.501% to 2.000%                          1      $           165,614        0.10%     7.000%      582    $165,614   85.00%     0.00%
3.001% to 3.500%                          1                  199,760        0.12      5.000       691     199,760   80.00    100.00
4.001% to 4.500%                         10                3,119,515        1.80      5.990       654     311,951   82.66     74.68
4.501% to 5.000%                         31                7,265,688        4.19      6.151       639     234,377   79.58     61.77
5.001% to 5.500%                         84               20,543,861       11.85      6.458       635     244,570   79.09     47.94
5.501% to 6.000%                        123               26,125,423       15.07      6.512       640     212,402   81.68     51.41
6.001% to 6.500%                        140               29,278,847       16.89      6.772       629     209,135   82.73     49.96
6.501% to 7.000%                        178               34,099,237       19.67      7.049       614     191,569   82.39     62.84
7.001% to 7.500%                        160               24,305,339       14.02      7.573       603     151,908   82.54     49.39
7.501% to 8.000%                         81               11,461,453        6.61      8.049       605     141,499   84.56     54.41
8.001% to 8.500%                         74                8,929,277        5.15      8.483       604     120,666   82.57     55.30
8.501% to 9.000%                         44                4,480,920        2.58      8.882       595     101,839   85.47     68.35
9.001% to 9.500%                         29                2,311,285        1.33      9.452       588      79,699   86.88     70.75
9.501% to 10.000%                         9                  580,938        0.34      9.974       561      64,549   78.67     35.96
10.001% to 10.500%                        5                  413,414        0.24     10.282       528      82,683   51.71     25.98
10.501% to 11.000%                        1                   76,473        0.04     11.100       529      76,473   75.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                  971      $       173,357,045      100.00%     7.104%      621    $178,535   82.06%    54.58%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 10.980% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.571% per annum.

RANGE OF MAXIMUM MORTGAGE RATES

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
RANGE OF MAXIMUM MORTGAGE RATES  MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
13.000% or less                        314       $        72,848,213       42.02%     6.485%      627    $232,001   80.97%    61.85%
13.001% to 13.500%                     174                33,255,269       19.18      6.961       626     191,122   82.36     51.30
13.501% to 14.000%                     179                28,869,641       16.65      7.352       619     161,283   83.12     51.15
14.001% to 14.500%                     110                15,729,023        9.07      7.776       620     142,991   81.95     41.69
14.501% to 15.000%                     100                13,932,287        8.04      8.151       604     139,323   84.27     42.82
15.001% to 15.500%                      44                 4,046,782        2.33      8.872       603      91,972   85.86     69.74
15.501% to 16.000%                      29                 3,192,434        1.84      9.071       583     110,084   82.75     50.83
16.001% to 16.500%                       7                   557,978        0.32      9.535       577      79,711   76.88     77.62
16.501% to 17.000%                       8                   539,032        0.31      9.767       580      67,379   78.10     41.54
17.001% to 17.500%                       4                   301,992        0.17     10.442       544      75,498   75.36     25.32
17.501% to 18.000%                       1                    34,994        0.02     10.900       595      34,994   80.00    100.00
18.501% to 19.000%                       1                    49,400        0.03     11.900       576      49,400   65.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 971       $       173,357,045      100.00%     7.104%      621    $178,535   82.06%    54.58%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.414% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                    GROUP B MORTGAGE LOANS AS OF CUT-OFF DATE

NEXT ADJUSTMENT DATE

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF     AVERAGE   AVERAGE   AVERAGE  ORIGINAL   FULL
NEXT ADJUSTMENT DATE             MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO     BALANCE     LTV      DOC
------------------------------------------------------------------------------------------------------------------------------------
December 2004                            1       $            53,961        0.03%     7.600%      631    $ 53,961   75.00%     0.00%
January 2005                             1                   193,500        0.11      8.250       579     193,500   90.00    100.00
July 2005                                1                    69,895        0.04      8.490       646      69,895   73.74      0.00
August 2005                              2                   494,762        0.29      6.135       624     247,381   82.90     28.97
September 2005                          14                 2,996,216        1.73      6.618       633     214,015   79.83     61.65
October 2005                            96                17,481,673       10.08      6.973       617     182,101   82.48     57.78
November 2005                          284                51,708,197       29.83      7.113       618     182,071   82.07     51.58
December 2005                          204                34,294,073       19.78      7.237       625     168,108   82.98     49.75
January 2006                           221                36,073,945       20.81      7.260       624     163,231   81.68     57.92
February 2006                           12                 1,185,910        0.68      7.762       622      98,826   80.09     45.63
September 2006                           1                    74,910        0.04      7.750       573      74,910   80.00      0.00
October 2006                             8                 1,753,529        1.01      6.719       628     219,191   80.25     56.49
November 2006                           41                 9,211,274        5.31      6.842       619     224,665   82.25     48.67
December 2006                           53                10,582,744        6.10      6.941       611     199,674   79.91     59.10
January 2007                            24                 5,352,330        3.09      6.808       612     223,014   83.04     77.30
February 2007                            3                   509,200        0.29      7.176       599     169,733   80.06     88.22
October 2008                             1                   114,629        0.07      5.620       701     114,629   52.27    100.00
November 2008                            3                   812,299        0.47      6.031       693     270,766   86.39     42.57
January 2009                             1                   394,000        0.23      6.750       677     394,000   89.95    100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 971       $       173,357,045      100.00%     7.104%      621    $178,535   82.06%    54.58%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                              ASSUMED MORTGAGE POOL

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                ORIGINAL
                                                                ORIGINAL      REMAINING    ORIGINAL  REMAINING  MONTHS TO
                              NET     ORIGINAL    REMAINING   AMORTIZATION   AMORTIZATION     IO         IO     PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM         TERM         TERM           TERM        TERM       TERM     PENALTY
 BALANCE ($)    RATE(%)     RATE(%)   (MONTHS)     (MONTHS)     (MONTHS)       (MONTHS)    (MONTHS)   (MONTHS)  EXPIRATION
-------------   --------   --------   ---------   ---------   ------------   ------------  --------  ---------  ----------
   352,409.24    10.416      9.901      180          177          360            357           0          0          0
   479,820.88    10.689     10.174      180          176          360            356           0          0         12
    28,000.00    11.000     10.485      180          178          360            358           0          0         13
 2,075,347.30    10.668     10.153      180          177          360            357           0          0         24
 1,111,646.22    10.665     10.150      180          177          360            357           0          0         36
   156,418.14     7.750      7.235      120          115          120            115           0          0         36
   410,863.03     8.664      8.149      180          178          180            178           0          0          0
   488,603.68     7.603      7.088      180          176          180            176           0          0         12
   243,184.29     8.439      7.924      180          177          180            177           0          0         24
 3,478,148.86     6.957      6.442      180          176          180            176           0          0         36
   141,099.07    10.727     10.212      240          237          240            237           0          0          0
   800,943.37    10.347      9.832      240          237          240            237           0          0         24
 1,586,265.16     7.490      6.975      240          236          240            236           0          0         36
    79,833.64     8.090      7.575      300          296          300            296           0          0          0
   204,780.02     7.875      7.360      300          297          300            297           0          0         12
 3,645,093.46     8.130      7.615      360          356          360            356           0          0          0
 2,634,976.95     7.478      6.963      360          356          360            356           0          0         12
   492,037.97     7.329      6.814      360          356          360            356           0          0         13
 3,250,902.87     7.722      7.207      360          357          360            357           0          0         24
43,169,055.26     7.302      6.787      360          356          360            356           0          0         36
 1,208,436.00     7.049      6.534      360          357          255            255         105        102         36

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                          ORIG   REM   ORIG    REM           INITIAL
                             NET    ORIGINAL  REMAINING  AMORT  AMORT   IO      IO   GROSS     RATE
   CURRENT      MORTGAGE  MORTGAGE    TERM       TERM     TERM  TERM   TERM    TERM  MARGIN   CHANGE  PERIODIC  MAXIMUM  MINIMUM
 BALANCE ($)    RATE(%)    RATE(%)   (MOS)      (MOS)    (MOS)  (MOS)  (MOS)  (MOS)   (%)     CAP(%)   CAP(%)   RATE(%)  RATE(%)
--------------  --------  --------  --------  ---------  -----  -----  -----  -----  ------  -------  --------  -------  --------
    131,373.00   6.500      5.985     360        358      360    358     0       0   6.250    3.000    1.500     13.500   6.500
 17,303,683.02   7.696      7.181     360        357      360    357     0       0   7.032    3.000    1.166     14.237   7.294
  9,186,980.84   7.496      6.981     360        356      360    356     0       0   7.142    2.972    1.096     13.689   7.503
    282,849.13   6.674      6.159     360        357      360    357     0       0   4.089    3.000    1.500     13.675   6.674
129,211,563.55   7.228      6.713     360        357      360    357     0       0   6.800    2.997    1.180     13.611   7.208
  4,276,962.07   7.565      7.050     360        358      360    358     0       0   7.004    3.000    1.038     13.946   7.097
     92,421.90   6.850      6.335     360        357      360    357     0       0   6.600    3.000    1.500     13.850   6.850
    510,550.00   7.091      6.576     360        357      300    300    60      57   6.841    3.000    1.000     13.091   7.091
    736,000.00   6.959      6.444     360        356      300    300    60      56   6.614    3.000    1.000     12.959   6.959
    613,600.00   6.747      6.232     360        357      336    336    24      21   5.747    2.000    1.000     13.747   6.747
 13,408,738.14   6.469      5.954     360        357      315    315    45      42   5.859    2.656    1.046     12.825   6.478
    231,390.00   6.375      5.860     360        358      336    336    24      22   5.375    2.000    1.500     13.375   6.375
    919,808.87   7.666      7.151     360        356      360    356     0       0   7.185    3.000    1.161     14.458   7.666
    892,990.80   7.258      6.743     360        356      360    356     0       0   7.400    3.000    1.000     13.382   7.459
  1,690,493.49   7.403      6.888     360        357      360    357     0       0   7.014    3.000    1.000     13.403   7.147
    271,037.60   8.765      8.250     360        356      360    356     0       0   8.645    3.000    1.000     14.765   8.765
 30,166,539.41   7.068      6.553     360        357      360    357     0       0   6.180    2.993    1.027     13.131   6.420
    399,920.00   6.042      5.527     360        357      324    324    36      33   5.042    2.000    1.000     13.042   6.042
    247,539.38   6.375      5.860     360        356      360    356     0       0   5.375    3.000    1.000     12.375   6.375
    368,920.80   6.150      5.635     360        355      360    355     0       0   5.150    3.000    1.000     11.150   6.150
    439,000.00   6.297      5.782     360        358      300    300    60      58   6.047    3.000    1.000     12.297   6.297

                           NUMBER OF
                             MONTHS                      ORIGINAL
                  RATE    UNTIL NEXT                    MONTHS TO
                 CHANGE      RATE                        PREPAY
   CURRENT      FREQUENCY  ADJUSTMENT                    PENALTY
 BALANCE ($)      (MOS)       DATE          INDEX       EXPIRATION
--------------  ---------  ----------  ---------------  ----------
    131,373.00      6           4      Six-Month LIBOR      24
 17,303,683.02      6          21      Six-Month LIBOR       0
  9,186,980.84      6          20      Six-Month LIBOR      12
    282,849.13      6          21      Six-Month LIBOR      13
129,211,563.55      6          21      Six-Month LIBOR      24
  4,276,962.07      6          22      Six-Month LIBOR      36
     92,421.90      6          21      Six-Month LIBOR       6
    510,550.00      6          21      Six-Month LIBOR       0
    736,000.00      6          20      Six-Month LIBOR      12
    613,600.00      6          21      Six-Month LIBOR      13
 13,408,738.14      6          21      Six-Month LIBOR      24
    231,390.00      6          22      Six-Month LIBOR      36
    919,808.87      6          32      Six-Month LIBOR       0
    892,990.80      6          32      Six-Month LIBOR      12
  1,690,493.49      6          33      Six-Month LIBOR      24
    271,037.60      6          32      Six-Month LIBOR      30
 30,166,539.41      6          33      Six-Month LIBOR      36
    399,920.00      6          33      Six-Month LIBOR      36
    247,539.38      6          56      Six-Month LIBOR      24
    368,920.80      6          55      Six-Month LIBOR      36
    439,000.00      6          58      Six-Month LIBOR      36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                        GROUP B FIXED RATE MORTGAGE LOANS

                                                                                                           ORIGINAL
                                                          ORIGINAL     REMAINING    ORIGINAL   REMAINING  MONTHS TO
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION     IO          IO     PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM        TERM        TERM     PENALTY
 BALANCE ($)   RATE(%)    RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)    (MONTHS)  EXPIRATION
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ----------  ----------
   393,578.94   9.187     8.672     180        176         360           356            0          0          0
   375,732.13  10.720    10.205     180        176         360           356            0          0         12
   149,911.16  10.740    10.225     180        177         360           357            0          0         13
 2,617,079.73  10.947    10.432     180        177         360           357            0          0         24
 1,527,734.62  10.181     9.666     180        177         360           357            0          0         36
   152,847.34   8.500     7.985     180        175         360           355            0          0         48
   175,225.54  10.472     9.957     180        178         360           358            0          0         60
    52,511.58   7.850     7.335     120        117         120           117            0          0         24
   279,212.63   7.056     6.541     120        116         120           116            0          0         60
   372,650.65   8.215     7.700     180        177         180           177            0          0          0
    42,687.35   8.625     8.110     180        177         180           177            0          0         30
 2,019,186.20   7.924     7.409     180        177         180           177            0          0         36
   237,055.21   5.450     4.935     180        174         180           174            0          0         48
 1,303,536.14   7.199     6.684     180        177         180           177            0          0         60
    31,542.21  10.000     9.485     240        237         240           237            0          0          0
   307,596.33  12.105    11.590     240        237         240           237            0          0         12
   910,959.39  12.070    11.555     240        236         240           236            0          0         24
   813,974.79   8.246     7.731     240        236         240           236            0          0         36
 2,487,507.18   7.605     7.090     240        236         240           236            0          0         60
    72,445.13   7.790     7.275     300        297         300           297            0          0         48
    75,021.78   7.540     7.025     300        297         300           297            0          0         60
 2,232,164.21   8.378     7.863     360        356         360           356            0          0          0
 1,064,612.57   7.053     6.538     360        356         360           356            0          0         12
 2,546,627.72   7.365     6.850     360        356         360           356            0          0         24
32,141,910.63   7.175     6.660     360        356         360           356            0          0         36
   242,609.83   6.519     6.004     360        357         360           357            0          0         48
24,110,909.79   7.439     6.924     360        356         360           356            0          0         60
 1,329,843.92   6.745     6.230     360        357         274           274           86         83         36

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

                                                         ORIG   REM   ORIG    REM           INITIAL
                            NET    ORIGINAL  REMAINING  AMORT  AMORT   IO      IO   GROSS     RATE
    CURRENT    MORTGAGE  MORTGAGE    TERM       TERM     TERM  TERM   TERM    TERM  MARGIN   CHANGE  PERIODIC  MAXIMUM  MINIMUM
  BALANCE ($)  RATE(%)    RATE(%)   (MOS)      (MOS)    (MOS)  (MOS)  (MOS)  (MOS)   (%)     CAP(%)   CAP(%)   RATE(%)  RATE(%)
-------------  --------  --------  --------  ---------  -----  -----  -----  -----  ------  -------  --------  -------  -------
    52,764.21   7.600      7.085     360        357      360    357     0      0    7.350    3.000    1.500     14.600   7.600
   189,209.41   8.250      7.735     360        358      360    358     0      0    8.500    3.000    1.000     14.250   8.500
13,119,270.50   7.705      7.190     360        357      360    357     0      0    6.998    2.993    1.087     14.160   7.208
 8,189,415.26   7.121      6.606     360        356      360    356     0      0    6.912    3.000    1.071     13.316   7.246
99,309,300.14   7.124      6.609     360        356      360    356     0      0    6.684    2.992    1.185     13.510   7.095
 4,265,521.63   7.644      7.129     360        357      360    357     0      0    7.221    3.000    1.078     13.942   7.393
   342,648.46   6.967      6.452     360        356      360    356     0      0    6.672    3.000    1.500     13.967   6.967
 2,734,388.49   7.680      7.165     360        357      360    357     0      0    7.358    3.000    1.034     13.748   7.680
 1,060,941.66   6.869      6.354     360        357      313    313    47     44    6.342    3.000    1.000     12.869   6.869
11,892,462.31   6.556      6.041     360        357      308    308    52     49    6.126    2.874    1.010     12.693   6.556
   190,969.50   7.500      6.985     360        357      300    300    60     57    7.250    3.000    1.000     13.500   7.500
 1,024,275.55   8.003      7.488     360        357      360    357     0      0    7.519    2.908    1.000     14.296   7.681
   187,515.75   7.875      7.360     360        357      360    357     0      0    7.750    6.000    1.000     13.875   7.875
 1,305,304.32   7.259      6.744     360        357      360    357     0      0    6.679    3.000    1.145     13.548   6.899
21,810,542.53   6.826      6.311     360        357      360    357     0      0    5.755    3.000    1.047     12.920   5.964
   211,943.87   5.750      5.235     360        358      360    358     0      0    5.500    3.000    1.000     11.750   5.750
    65,907.45   7.625      7.110     360        356      360    356     0      0    6.325    3.000    1.000     13.625   6.325
 2,269,078.21   6.604      6.089     360        356      313    313    47     43    5.924    2.938    1.000     12.786   6.604
   351,273.69   5.700      5.185     360        356      360    356     0      0    4.700    3.000    1.000     11.700   4.700
   104,895.28   5.950      5.435     360        356      360    356     0      0    4.950    3.000    1.000     11.950   5.950
   450,206.06   6.206      5.691     360        356      360    356     0      0    5.206    3.000    1.000     12.206   6.206
   385,263.61   6.750      6.235     360        358      300    300    60     58    6.500    3.000    1.000     12.750   6.750

                          NUMBER OF
                            MONTHS                      ORIGINAL
                  RATE    UNTIL NEXT                    MONTHS TO
                 CHANGE      RATE                        PREPAY
    CURRENT    FREQUENCY  ADJUSTMENT                     PENALTY
  BALANCE ($)    (MOS)       DATE          INDEX       EXPIRATION
-------------  ---------  ----------  ---------------  ----------
    52,764.21      6          9       Six-Month LIBOR      12
   189,209.41      6          10      Six-Month LIBOR      24
13,119,270.50      6          21      Six-Month LIBOR       0
 8,189,415.26      6          20      Six-Month LIBOR      12
99,309,300.14      6          20      Six-Month LIBOR      24
 4,265,521.63      6          21      Six-Month LIBOR      36
   342,648.46      6          20      Six-Month LIBOR       6
 2,734,388.49      6          21      Six-Month LIBOR      60
 1,060,941.66      6          21      Six-Month LIBOR      12
11,892,462.31      6          21      Six-Month LIBOR      24
   190,969.50      6          21      Six-Month LIBOR      60
 1,024,275.55      6          33      Six-Month LIBOR       0
   187,515.75      6          33      Six-Month LIBOR      12
 1,305,304.32      6          33      Six-Month LIBOR      24
21,810,542.53      6          33      Six-Month LIBOR      36
   211,943.87      6          34      Six-Month LIBOR      48
    65,907.45      6          32      Six-Month LIBOR      60
 2,269,078.21      6          32      Six-Month LIBOR      36
   351,273.69      6          56      Six-Month LIBOR      12
   104,895.28      6          56      Six-Month LIBOR      24
   450,206.06      6          56      Six-Month LIBOR      36
   385,263.61      6          58      Six-Month LIBOR      36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                            ONE MONTH LIBOR CAP TABLE

-----------------------------------------------------------------------------------------------------
                                                  NOTIONAL             1ML STRIKE         1ML STRIKE
           BEGINNING          ENDING               BALANCE            LOWER COLLAR       UPPER COLLAR
PERIOD      ACCRUAL          ACCRUAL                 ($)                   (%)                (%)
-----------------------------------------------------------------------------------------------------
  1         03/30/04         04/25/04           525,000,000.00            5.261              9.000
-----------------------------------------------------------------------------------------------------
  2         04/25/04         05/25/04           519,880,888.93            4.656              9.000
-----------------------------------------------------------------------------------------------------
  3         05/25/04         06/25/04           513,650,295.94            4.612              9.000
-----------------------------------------------------------------------------------------------------
  4         06/25/04         07/25/04           506,316,435.80            4.881              9.000
-----------------------------------------------------------------------------------------------------
  5         07/25/04         08/25/04           497,896,813.35            4.810              9.000
-----------------------------------------------------------------------------------------------------
  6         08/25/04         09/25/04           488,414,316.55            4.895              9.000
-----------------------------------------------------------------------------------------------------
  7         09/25/04         10/25/04           477,901,407.90            5.146              9.000
-----------------------------------------------------------------------------------------------------
  8         10/25/04         11/25/04           466,628,617.08            5.043              9.000
-----------------------------------------------------------------------------------------------------
  9         11/25/04         12/25/04           454,670,788.34            5.287              9.000
-----------------------------------------------------------------------------------------------------
  10        12/25/04         01/25/05           442,379,832.73            5.169              9.000
-----------------------------------------------------------------------------------------------------
  11        01/25/05         02/25/05           430,414,317.18            5.228              9.000
-----------------------------------------------------------------------------------------------------
  12        02/25/05         03/25/05           418,780,150.64            5.875              9.000
-----------------------------------------------------------------------------------------------------
  13        03/25/05         04/25/05           407,467,913.36            5.334              9.000
-----------------------------------------------------------------------------------------------------
  14        04/25/05         05/25/05           396,468,521.22            5.571              9.000
-----------------------------------------------------------------------------------------------------
  15        05/25/05         06/25/05           385,773,150.16            5.430              9.000
-----------------------------------------------------------------------------------------------------
  16        06/25/05         07/25/05           375,373,228.62            5.665              9.000
-----------------------------------------------------------------------------------------------------
  17        07/25/05         08/25/05           365,260,434.67            5.518              9.000
-----------------------------------------------------------------------------------------------------
  18        08/25/05         09/25/05           355,426,695.19            5.559              9.000
-----------------------------------------------------------------------------------------------------
  19        09/25/05         10/25/05           345,857,913.26            5.792              9.000
-----------------------------------------------------------------------------------------------------
  20        10/25/05         11/25/05           334,490,616.51            5.631              9.000
-----------------------------------------------------------------------------------------------------
  21        11/25/05         12/25/05           319,387,858.25            6.465              9.000
-----------------------------------------------------------------------------------------------------
  22        12/25/05         01/25/06           304,992,883.50            7.276              9.000
-----------------------------------------------------------------------------------------------------
  23        01/25/06         02/25/06           291,374,680.15            7.306              9.000
-----------------------------------------------------------------------------------------------------
  24        02/25/06         03/25/06           278,459,274.23            8.119              9.000
-----------------------------------------------------------------------------------------------------
  25        03/25/06         04/25/06           267,401,280.36            7.320              9.000
-----------------------------------------------------------------------------------------------------
  26        04/25/06         05/25/06           259,278,618.29            7.593              9.000
-----------------------------------------------------------------------------------------------------
  27        05/25/06         06/25/06           251,475,416.03            7.580              9.000
-----------------------------------------------------------------------------------------------------
  28        06/25/06         07/25/06           243,926,590.98            8.238              9.000
-----------------------------------------------------------------------------------------------------
  29        07/25/06         08/25/06           236,625,501.66            7.986              9.000
-----------------------------------------------------------------------------------------------------
  30        08/25/06         09/25/06           229,556,464.61            7.998              9.000
-----------------------------------------------------------------------------------------------------
  31        09/25/06         10/25/06           222,711,589.22            8.750              9.000
-----------------------------------------------------------------------------------------------------
  32        10/25/06         11/25/06           216,083,443.74            8.449              9.000
-----------------------------------------------------------------------------------------------------
  33        11/25/06         12/25/06           209,664,849.90            8.970              9.000
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

CLASS X NOTIONAL BALANCE SCHEDULE

-------------------------------------------------
PERIOD                       BALANCE SCHEDULE ($)
-------------------------------------------------
   1                            525,000,000.00
-------------------------------------------------
   2                            486,001,117.63
-------------------------------------------------
   3                            449,896,581.07
-------------------------------------------------
   4                            416,471,759.48
-------------------------------------------------
   5                            385,527,926.16
-------------------------------------------------
   6                            356,881,094.58
-------------------------------------------------
   7                            330,360,884.79
-------------------------------------------------
   8                            305,809,558.80
-------------------------------------------------
   9                            283,081,069.55
-------------------------------------------------
  10                            262,040,195.06
-------------------------------------------------
  11                            242,561,739.79
-------------------------------------------------
  12                            224,529,796.17
-------------------------------------------------
  13                            207,837,023.70
-------------------------------------------------
  14                            192,384,054.82
-------------------------------------------------
  15                            178,078,889.19
-------------------------------------------------
  16                            164,836,347.92
-------------------------------------------------
  17                            152,577,568.14
-------------------------------------------------
  18                            141,229,535.00
-------------------------------------------------
  19                            130,724,648.33
-------------------------------------------------
  20                            121,000,321.43
-------------------------------------------------
  21                            111,998,609.50
-------------------------------------------------
  22                            103,668,670.96
-------------------------------------------------
  23                             95,960,851.50
-------------------------------------------------
  24                             88,825,535.20
-------------------------------------------------
  25                             82,220,220.07
-------------------------------------------------
  26                             76,105,575.45
-------------------------------------------------
  27                             70,445,186.88
-------------------------------------------------
  28                             65,205,340.02
-------------------------------------------------
  29                             60,354,820.64
-------------------------------------------------
  30                             55,864,729.32
-------------------------------------------------
  31                                     0.00
-------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                             AVAILABLE                AVAILABLE
                     PAYMENT                 FUNDS CAP                FUNDS CAP
PERIOD                 DATE                  (%) (1)(2)              (%) (1)(3)
------              ----------               ----------              ----------
   1                04/25/2004                 5.511                    5.511
   2                05/25/2004                 4.906                    9.250
   3                06/25/2004                 4.862                    9.250
   4                07/25/2004                 5.131                    9.250
   5                08/25/2004                 5.060                    9.250
   6                09/25/2004                 5.145                    9.250
   7                10/25/2004                 5.395                    9.250
   8                11/25/2004                 5.309                    9.249
   9                12/25/2004                 5.572                    9.248
  10                01/25/2005                 5.472                    9.247
  11                02/25/2005                 5.544                    9.246
  12                03/25/2005                 6.200                    9.246
  13                04/25/2005                 5.655                    9.246
  14                05/25/2005                 5.897                    9.245
  15                06/25/2005                 5.756                    9.246
  16                07/25/2005                 5.997                    9.246
  17                08/25/2005                 5.849                    9.245
  18                09/25/2005                 5.893                    9.245
  19                10/25/2005                 6.132                    9.245
  20                11/25/2005                 5.972                    9.245
  21                12/25/2005                 6.359                    9.245
  22                01/25/2006                 6.421                    9.243
  23                02/25/2006                 6.451                    9.242
  24                03/25/2006                 7.171                    9.242
  25                04/25/2006                 6.504                    9.242
  26                05/25/2006                 6.754                    9.241
  27                06/25/2006                 6.566                    9.241
  28                07/25/2006                 6.816                    9.241
  29                08/25/2006                 6.624                    9.240
  30                09/25/2006                 6.652                    9.240
  31                10/25/2006                 7.378                    9.238
  32                11/25/2006                 7.145                    9.238
  33                12/25/2006                 7.394                    9.237
  34                01/25/2007                 7.184                    9.519
  35                02/25/2007                 7.189                    9.511
  36                03/25/2007                 7.966                   10.512
  37                04/25/2007                 7.201                    9.478
  38                05/25/2007                 7.374                    9.776
  39                06/25/2007                 7.136                    9.631
  40                07/25/2007                 7.373                   10.345
  41                08/25/2007                 7.134                    9.999
  42                 9/25/2007                 7.134                    9.978
  43                10/25/2007                 7.371                   10.289
  44                11/25/2007                 7.133                    9.936
  45                12/25/2007                 7.370                   10.253
  46                 1/25/2008                 7.131                   10.007
  47                 2/25/2008                 7.131                    9.988
  48                 3/25/2008                 7.622                   10.653
  49                 4/25/2008                 7.130                    9.944
  50                 5/25/2008                 7.367                   10.253
  51                 6/25/2008                 7.132                    9.906
  52                 7/25/2008                 7.373                   10.296
  53                 8/25/2008                 7.140                    9.942
  54                 9/25/2008                 7.144                    9.919
  55                10/25/2008                 7.387                   10.226
  56                11/25/2008                 7.153                    9.875
  57                12/25/2008                 7.397                   10.186
  58                 1/25/2009                 7.163                    9.836
  59                 2/25/2009                 7.169                    9.817
  60                 3/25/2009                 7.943                   10.843
  61                 4/25/2009                 7.180                    9.771
  62                 5/25/2009                 7.425                   10.074
  63                 6/25/2009                 7.191                    9.727
  64                 7/25/2009                 7.437                   10.028
  65                 8/25/2009                 7.203                    9.683
  66                 9/25/2009                 7.209                    9.660
  67                10/25/2009                 7.456                    9.959
  68                11/25/2009                 7.222                    9.615
  69                12/25/2009                 7.470                    9.914
  70                 1/25/2010                 7.236                    9.571
  71                 2/25/2010                 7.244                    9.549
  72                 3/25/2010                 8.028                   10.547
  73                 4/25/2010                 7.259                    9.504
  74                 5/25/2010                 7.509                    9.798
  75                 6/25/2010                 7.275                    9.460
  76                 7/25/2010                 7.527                    9.752
  77                 8/25/2010                 7.293                    9.416
  78                 9/25/2010                 7.302                    9.394
  79                10/25/2010                 7.555                    9.684
  80                11/25/2010                 7.320                    9.349
  81                12/25/2010                  N/A                     9.638
  82                 1/25/2011                  N/A                      N/A

1. Available Funds Cap means a per annum (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date less interest due on the Class X Certificates on such Distribution Date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.09% and 1.17%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.09% and 1.17% in month 1, respectively, both increasing to 20.00% thereafter. The values indicated include proceeds from the Cap Contract, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                         DISCOUNT MARGIN TABLE (TO CALL)

-----------------------------------------------------------------------------------------------------------
                             0%               80%              100%             150%              200%
                        PRICING SPEED    PRICING SPEED    PRICING SPEED     PRICING SPEED     PRICING SPEED
                           TO CALL          TO CALL          TO CALL           TO CALL           TO CALL
-----------------------------------------------------------------------------------------------------------
                         DISC MARGIN      DISC MARGIN      DISC MARGIN       DISC MARGIN       DISC MARGIN
===========================================================================================================
A-1B
100                                42               42               42                42                42

                 WAL            18.88             5.90             5.53              2.67              1.85
    PRINCIPAL WINDOW    Apr07 - Sep32    Jul07 - Sep12    Jan08 - Nov10     Sep06 - Jan07     Jan06 - Feb06
-----------------------------------------------------------------------------------------------------------
A-2
100                                24               24               24                24                24

                 WAL            17.97             3.03             2.37              1.32              1.00
    PRINCIPAL WINDOW    Apr04 - Sep32    Apr04 - Sep12    Apr04 - Nov10     Apr04 - Mar07     Apr04 - Mar06
-----------------------------------------------------------------------------------------------------------
M-1
100                                53               53               53                53                53

                 WAL            25.90             5.55             4.68              4.07              2.16
    PRINCIPAL WINDOW    Aug25 - Sep32    May07 - Sep12    Aug07 - Nov10     Mar07 - May08     Mar06 - Sep06
-----------------------------------------------------------------------------------------------------------
M-2
100                               115              115              115               115               115

                 WAL            25.90             5.54             4.57              4.01              2.68
    PRINCIPAL WINDOW    Aug25 - Sep32    Apr07 - Sep12    Jun07 - Nov10     Nov07 - May08     Sep06 - Dec06
-----------------------------------------------------------------------------------------------------------
M-3
100                               135              135              135               135               135

                 WAL            25.90             5.53             4.52              3.67              2.74
    PRINCIPAL WINDOW    Aug25 - Sep32    Apr07 - Sep12    May07 - Nov10     Aug07 - May08     Dec06 - Dec06
-----------------------------------------------------------------------------------------------------------
B-1
100                               170              170              170               170               170

                 WAL            25.90             5.52             4.50              3.52              2.74
    PRINCIPAL WINDOW    Aug25 - Sep32    Apr07 - Sep12    Apr07 - Nov10     May07 - May08     Dec06 - Dec06
-----------------------------------------------------------------------------------------------------------
B-2
100                               285              285              285               285               285

                 WAL            25.67             5.10             4.16              3.22              2.74
    PRINCIPAL WINDOW    Aug25 - Jul32    Apr07 - May12    Apr07 - Aug10     Apr07 - Mar08     Dec06 - Dec06
-----------------------------------------------------------------------------------------------------------

                              YIELD TABLE (TO CALL)

-----------------------------------------------------------------------------------------------------------
 NAS IO
1.81911                          2.50             2.50             2.50              2.50              2.50

                 WAL             1.00             1.00             1.00              1.00              1.00
    PRINCIPAL WINDOW          NA - NA          NA - NA          NA - NA           NA - NA           NA - NA
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

                       DISCOUNT MARGIN TABLE (TO MATURITY)

----------------------------------------------------------------------------------------------------------
                            0%                 80%             100%              150%             200%
                       PRICING SPEED     PRICING SPEED    PRICING SPEED    PRICING SPEED     PRICING SPEED
                        TO MATURITY       TO MATURITY      TO MATURITY      TO MATURITY       TO MATURITY
----------------------------------------------------------------------------------------------------------
                        DISC MARGIN       DISC MARGIN      DISC MARGIN      DISC MARGIN       DISC MARGIN
==========================================================================================================
A-1B
100                               42                45               46                42               42

                 WAL           18.92              6.37             6.14              2.67             1.85
    PRINCIPAL WINDOW   Apr07 - Nov33     Jul07 - Jan19    Jan08 - Apr16     Sep06 - Jan07    Jan06 - Feb06
----------------------------------------------------------------------------------------------------------
A-2
100                               24                27               27                24               24

                 WAL           18.03              3.43             2.72              1.32             1.00
    PRINCIPAL WINDOW   Apr04 - Nov33     Apr04 - Jan24    Apr04 - Jul20     Apr04 - Mar07    Apr04 - Mar06
----------------------------------------------------------------------------------------------------------
M-1
100                               53                55               55                62               53

                 WAL           26.02              6.18             5.22              6.26             2.16
    PRINCIPAL WINDOW   Aug25 - Oct33     May07 - Mar20    Aug07 - May17     Mar07 - Feb15    Mar06 - Sep06
----------------------------------------------------------------------------------------------------------
M-2
100                              115               119              120               119              129

                 WAL           26.01              6.09             5.03              4.37             3.59
    PRINCIPAL WINDOW   Aug25 - Sep33     Apr07 - Oct18    Jun07 - Dec15     Nov07 - Sep11    Sep06 - Jan12
----------------------------------------------------------------------------------------------------------
M-3
100                              135               139              139               139              163

                 WAL           26.00              5.97             4.89              3.91             4.86
    PRINCIPAL WINDOW   Aug25 - Jul33     Apr07 - Jul16    May07 - Jan14     Aug07 - Jun10    Jul08 - Oct09
----------------------------------------------------------------------------------------------------------
B-1
100                              170               173              173               172              193

                 WAL           25.95              5.74             4.69              3.63             3.82
    PRINCIPAL WINDOW   Aug25 - May33     Apr07 - May15    Apr07 - Feb13     May07 - Oct09    Aug07 - Jul08
----------------------------------------------------------------------------------------------------------
B-2
100                              285               285              285               285              307

                 WAL           25.67              5.10             4.16              3.22             3.27
    PRINCIPAL WINDOW   Aug25 - Jul32     Apr07 - May12    Apr07 - Aug10     Apr07 - Mar08    May07 - Aug07
----------------------------------------------------------------------------------------------------------

                            YIELD TABLE (TO MATURITY)

----------------------------------------------------------------------------------------------------------
 NAS IO
1.81911                         2.50              2.50             2.50              2.50             2.50

                 WAL            1.00              1.00             1.00              1.00             1.00
    PRINCIPAL WINDOW         NA - NA           NA - NA          NA - NA           NA - NA          NA - NA
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

TO MATURITY

       PERCENTAGE OF CLASS A-1B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                 0% PRICING        80% PRICING    100% PRICING        150% PRICING             200% PRICING
             DATE                  SPEED              SPEED           SPEED              SPEED                     SPEED
----------------------------     ----------        -----------    ------------        ------------             ------------
Initial Percentage                   100                100             100                100                       100
25-Mar-05                            100                100             100                100                       100
25-Mar-06                            100                100             100                100                         0
25-Mar-07                            100                100             100                  0                         0
25-Mar-08                             98                 80              92                  0                         0
25-Mar-09                             97                 59              62                  0                         0
25-Mar-10                             95                 43              42                  0                         0
25-Mar-11                             93                 32              28                  0                         0
25-Mar-12                             91                 23              18                  0                         0
25-Mar-13                             89                 17              11                  0                         0
25-Mar-14                             86                 12               6                  0                         0
25-Mar-15                             84                  8               3                  0                         0
25-Mar-16                             81                  5               *                  0                         0
25-Mar-17                             78                  3               0                  0                         0
25-Mar-18                             74                  1               0                  0                         0
25-Mar-19                             69                  0               0                  0                         0
25-Mar-20                             65                  0               0                  0                         0
25-Mar-21                             61                  0               0                  0                         0
25-Mar-22                             57                  0               0                  0                         0
25-Mar-23                             53                  0               0                  0                         0
25-Mar-24                             48                  0               0                  0                         0
25-Mar-25                             43                  0               0                  0                         0
25-Mar-26                             38                  0               0                  0                         0
25-Mar-27                             34                  0               0                  0                         0
25-Mar-28                             30                  0               0                  0                         0
25-Mar-29                             26                  0               0                  0                         0
25-Mar-30                             21                  0               0                  0                         0
25-Mar-31                             16                  0               0                  0                         0
25-Mar-32                             10                  0               0                  0                         0
25-Mar-33                              4                  0               0                  0                         0
25-Mar-34                              0                  0               0                  0                         0

Average Life (years)               18.92               6.36            6.14               2.67                      1.85
First Principal Payment Date       Apr07              Jul07           Jan08              Sep06                     Jan06
Last Principal Payment Date        Nov33              Jan19           Mar16              Jan07                     Feb06

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

TO MATURITY

     PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                 0% PRICING        80% PRICING    100% PRICING        150% PRICING             200% PRICING
             DATE                  SPEED              SPEED           SPEED              SPEED                     SPEED
----------------------------     ----------        -----------    ------------        ------------             ------------
Initial Percentage                   100                100             100                100                       100
25-Mar-05                             98                 77              72                 59                        45
25-Mar-06                             96                 50              41                 18                         0
25-Mar-07                             95                 33              22                  0                         0
25-Mar-08                             94                 27              21                  0                         0
25-Mar-09                             92                 21              15                  0                         0
25-Mar-10                             90                 16              11                  0                         0
25-Mar-11                             88                 13               9                  0                         0
25-Mar-12                             86                 10               7                  0                         0
25-Mar-13                             84                  8               5                  0                         0
25-Mar-14                             82                  7               4                  0                         0
25-Mar-15                             79                  6               4                  0                         0
25-Mar-16                             77                  5               3                  0                         0
25-Mar-17                             74                  4               2                  0                         0
25-Mar-18                             70                  3               1                  0                         0
25-Mar-19                             65                  3               1                  0                         0
25-Mar-20                             61                  2               *                  0                         0
25-Mar-21                             58                  1               0                  0                         0
25-Mar-22                             54                  1               0                  0                         0
25-Mar-23                             49                  *               0                  0                         0
25-Mar-24                             45                  0               0                  0                         0
25-Mar-25                             40                  0               0                  0                         0
25-Mar-26                             36                  0               0                  0                         0
25-Mar-27                             32                  0               0                  0                         0
25-Mar-28                             29                  0               0                  0                         0
25-Mar-29                             25                  0               0                  0                         0
25-Mar-30                             20                  0               0                  0                         0
25-Mar-31                             16                  0               0                  0                         0
25-Mar-32                             10                  0               0                  0                         0
25-Mar-33                             5                   0               0                  0                         0
25-Mar-34                             0                   0               0                  0                         0

Average Life (years)               18.03               3.43            2.72               1.32                      1.00
First Principal Payment Date       Apr04              Apr04           Apr04              Apr04                     Apr04
Last Principal Payment Date        Nov33              Jan24           Jul20              Mar07                     Mar06

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                 0% PRICING        80% PRICING    100% PRICING        150% PRICING             200% PRICING
             DATE                  SPEED              SPEED           SPEED              SPEED                     SPEED
----------------------------     ----------        -----------    ------------        ------------             ------------
Initial Percentage                   100                100             100                100                       100
25-Mar-05                            100                100             100                100                       100
25-Mar-06                            100                100             100                100                        71
25-Mar-07                            100                100             100                 93                         0
25-Mar-08                            100                 67              49                 93                         0
25-Mar-09                            100                 51              35                 75                         0
25-Mar-10                            100                 39              25                 47                         0
25-Mar-11                            100                 29              18                 30                         0
25-Mar-12                            100                 22              13                 18                         0
25-Mar-13                            100                 17               9                  9                         0
25-Mar-14                            100                 13               7                  3                         0
25-Mar-15                            100                 10               5                  0                         0
25-Mar-16                            100                  8               3                  0                         0
25-Mar-17                            100                  6               *                  0                         0
25-Mar-18                            100                  5               0                  0                         0
25-Mar-19                            100                  2               0                  0                         0
25-Mar-20                            100                  0               0                  0                         0
25-Mar-21                            100                  0               0                  0                         0
25-Mar-22                            100                  0               0                  0                         0
25-Mar-23                            100                  0               0                  0                         0
25-Mar-24                            100                  0               0                  0                         0
25-Mar-25                            100                  0               0                  0                         0
25-Mar-26                             95                  0               0                  0                         0
25-Mar-27                             85                  0               0                  0                         0
25-Mar-28                             75                  0               0                  0                         0
25-Mar-29                             64                  0               0                  0                         0
25-Mar-30                             53                  0               0                  0                         0
25-Mar-31                             40                  0               0                  0                         0
25-Mar-32                             26                  0               0                  0                         0
25-Mar-33                             11                  0               0                  0                         0
25-Mar-34                             0                   0               0                  0                         0

Average Life (years)               26.02               6.18            5.22               6.26                      2.16
First Principal Payment Date       Aug25              May07           Aug07              Mar07                     Mar06
Last Principal Payment Date        Oct33              Mar20           May17              Feb15                     Sep06

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

TO MATURITY

       PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                 0% PRICING     80% PRICING     100% PRICING    150% PRICING     200% PRICING
           DATE                     SPEED          SPEED           SPEED           SPEED            SPEED
----------------------------     ----------     -----------     ------------    ------------     ------------
Initial Percentage                  100             100             100             100              100
25-Mar-05                           100             100             100             100              100
25-Mar-06                           100             100             100             100              100
25-Mar-07                           100             100             100             100               23
25-Mar-08                           100              67              49              59               23
25-Mar-09                           100              51              35              13               23
25-Mar-10                           100              39              25               8               16
25-Mar-11                           100              29              18               2                5
25-Mar-12                           100              22              13               0                0
25-Mar-13                           100              17               9               0                0
25-Mar-14                           100              13               6               0                0
25-Mar-15                           100              10               2               0                0
25-Mar-16                           100               8               0               0                0
25-Mar-17                           100               5               0               0                0
25-Mar-18                           100               1               0               0                0
25-Mar-19                           100               0               0               0                0
25-Mar-20                           100               0               0               0                0
25-Mar-21                           100               0               0               0                0
25-Mar-22                           100               0               0               0                0
25-Mar-23                           100               0               0               0                0
25-Mar-24                           100               0               0               0                0
25-Mar-25                           100               0               0               0                0
25-Mar-26                            95               0               0               0                0
25-Mar-27                            85               0               0               0                0
25-Mar-28                            75               0               0               0                0
25-Mar-29                            64               0               0               0                0
25-Mar-30                            53               0               0               0                0
25-Mar-31                            40               0               0               0                0
25-Mar-32                            26               0               0               0                0
25-Mar-33                            11               0               0               0                0
25-Mar-34                             0               0               0               0                0

Average Life (years)              26.01            6.09            5.03            4.37             3.59
First Principal Payment Date      Aug25           Apr07           Jun07           Nov07            Sep06
Last Principal Payment Date       Sep33           Oct18           Dec15           Sep11            Jan12

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                 0% PRICING     80% PRICING     100% PRICING    150% PRICING     200% PRICING
            DATE                    SPEED          SPEED           SPEED           SPEED            SPEED
----------------------------     ----------     -----------     ------------    ------------     ------------
Initial Percentage                  100             100             100             100              100
25-Mar-05                           100             100             100             100              100
25-Mar-06                           100             100             100             100              100
25-Mar-07                           100             100             100             100              100
25-Mar-08                           100              67              49              21              100
25-Mar-09                           100              51              35              13               34
25-Mar-10                           100              39              25               2                0
25-Mar-11                           100              29              18               0                0
25-Mar-12                           100              22              13               0                0
25-Mar-13                           100              17               8               0                0
25-Mar-14                           100              13               0               0                0
25-Mar-15                           100              10               0               0                0
25-Mar-16                           100               2               0               0                0
25-Mar-17                           100               0               0               0                0
25-Mar-18                           100               0               0               0                0
25-Mar-19                           100               0               0               0                0
25-Mar-20                           100               0               0               0                0
25-Mar-21                           100               0               0               0                0
25-Mar-22                           100               0               0               0                0
25-Mar-23                           100               0               0               0                0
25-Mar-24                           100               0               0               0                0
25-Mar-25                           100               0               0               0                0
25-Mar-26                            95               0               0               0                0
25-Mar-27                            85               0               0               0                0
25-Mar-28                            75               0               0               0                0
25-Mar-29                            64               0               0               0                0
25-Mar-30                            53               0               0               0                0
25-Mar-31                            40               0               0               0                0
25-Mar-32                            26               0               0               0                0
25-Mar-33                            11               0               0               0                0
25-Mar-34                             0               0               0               0                0

Average Life (years)              26.00            5.97            4.89            3.91             4.86
First Principal Payment Date      Aug25           Apr07           May07           Aug07            Jul08
Last Principal Payment Date       Jul33           Jul16           Jan14           Jun10            Oct09

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                 0% PRICING     80% PRICING     100% PRICING    150% PRICING     200% PRICING
           DATE                     SPEED          SPEED            SPEED           SPEED            SPEED
----------------------------     ----------     -----------     ------------    ------------     ------------
Initial Percentage                  100             100             100             100               100
25-Mar-05                           100             100             100             100               100
25-Mar-06                           100             100             100             100               100
25-Mar-07                           100             100             100             100               100
25-Mar-08                           100              67              49              21                26
25-Mar-09                           100              51              35               5                 0
25-Mar-10                           100              39              25               0                 0
25-Mar-11                           100              29              15               0                 0
25-Mar-12                           100              22               6               0                 0
25-Mar-13                           100              14               0               0                 0
25-Mar-14                           100               6               0               0                 0
25-Mar-15                           100               1               0               0                 0
25-Mar-16                           100               0               0               0                 0
25-Mar-17                           100               0               0               0                 0
25-Mar-18                           100               0               0               0                 0
25-Mar-19                           100               0               0               0                 0
25-Mar-20                           100               0               0               0                 0
25-Mar-21                           100               0               0               0                 0
25-Mar-22                           100               0               0               0                 0
25-Mar-23                           100               0               0               0                 0
25-Mar-24                           100               0               0               0                 0
25-Mar-25                           100               0               0               0                 0
25-Mar-26                            95               0               0               0                 0
25-Mar-27                            85               0               0               0                 0
25-Mar-28                            75               0               0               0                 0
25-Mar-29                            64               0               0               0                 0
25-Mar-30                            53               0               0               0                 0
25-Mar-31                            40               0               0               0                 0
25-Mar-32                            26               0               0               0                 0
25-Mar-33                             3               0               0               0                 0
25-Mar-34                             0               0               0               0                 0

Average Life (years)              25.95            5.74            4.69            3.63              3.82
First Principal Payment Date      Aug25           Apr07           Apr07           May07             Aug07
Last Principal Payment Date       May33           May15           Feb13           Oct09             Jul08

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC1

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                 0% PRICING     80% PRICING     100% PRICING    150% PRICING     200% PRICING
            DATE                    SPEED          SPEED           SPEED           SPEED            SPEED
----------------------------     ----------     -----------     ------------    ------------     ------------
Initial Percentage                  100             100             100             100               100
25-Mar-05                           100             100             100             100               100
25-Mar-06                           100             100             100             100               100
25-Mar-07                           100             100             100             100               100
25-Mar-08                           100              67              49               0                 0
25-Mar-09                           100              51              24               0                 0
25-Mar-10                           100              31               6               0                 0
25-Mar-11                           100              14               0               0                 0
25-Mar-12                           100               1               0               0                 0
25-Mar-13                           100               0               0               0                 0
25-Mar-14                           100               0               0               0                 0
25-Mar-15                           100               0               0               0                 0
25-Mar-16                           100               0               0               0                 0
25-Mar-17                           100               0               0               0                 0
25-Mar-18                           100               0               0               0                 0
25-Mar-19                           100               0               0               0                 0
25-Mar-20                           100               0               0               0                 0
25-Mar-21                           100               0               0               0                 0
25-Mar-22                           100               0               0               0                 0
25-Mar-23                           100               0               0               0                 0
25-Mar-24                           100               0               0               0                 0
25-Mar-25                           100               0               0               0                 0
25-Mar-26                            95               0               0               0                 0
25-Mar-27                            85               0               0               0                 0
25-Mar-28                            75               0               0               0                 0
25-Mar-29                            64               0               0               0                 0
25-Mar-30                            53               0               0               0                 0
25-Mar-31                            33               0               0               0                 0
25-Mar-32                             8               0               0               0                 0
25-Mar-33                             0               0               0               0                 0

Average Life (years)              25.67            5.10            4.16            3.22              3.27
First Principal Payment Date      Aug25           Apr07           Apr07           Apr07             May07
Last Principal Payment Date       Jul32           May12           Aug10           Mar08             Aug07

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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